Registration No. 33-61542
                                                       Registration No. 811-7662


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. / /
                         Post-Effective Amendment No. 32

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                         Post-Effective Amendment No. 32

                           U.S. GLOBAL ACCOLADE FUNDS
               (Exact Name of Registrant as Specified in Charter)

                               7900 Callaghan Road
                            San Antonio, Texas 78229
                     (Address of Principal Executive Office)

        Registrant's Telephone Number, including Area Code (210) 308-1234



                           Frank E. Holmes, President
                           U.S. Global Accolade Funds
                               7900 Callaghan Road
                            San Antonio, Texas 78229
                     (Name and Address of Agent for Service)


Approximate date of proposed public offering:

It is proposed that this filing will become effective (check appropriate box):

/ / immediately upon filing pursuant to paragraph (b) of Rule 485

/ / on _________________, pursuant to paragraph (b) of Rule 485

/ / 60 days after filing pursuant to paragraph (a) of Rule 485

/X/ 75 days from filing date, pursuant to paragraph (a) of Rule 485.

PROSPECTUS









India Fund









______________, 2006









The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.







U.S. Global Accolade Funds






[U.S. Global Investors logo]

        CONTENTS

        RISK/RETURN SUMMARY                                                  2
        FEES AND EXPENSES                                                    4
        PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS                    5
        FUND MANAGEMENT                                                      8
        HOW TO BUY SHARES                                                    10
        HOW TO SELL (REDEEM) SHARES                                          12
        HOW TO EXCHANGE SHARES                                               13
        IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS                13
        OTHER INFORMATION ABOUT YOUR ACCOUNT                                 16
        ADDITIONAL INVESTOR SERVICES                                         16
        DISTRIBUTIONS AND TAXES                                              16
        FINANCIAL HIGHLIGHTS                                                 17



RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE
The India Fund seeks long-term growth of capital.

The fund's trustees may change this objective without a shareholder vote upon a 30-day written notice. If there is a material change to the fund's objective or policies, you should consider whether the fund remains an appropriate investment for you.

The fund is a non-diversified series of U.S. Global Accolade Funds ("Trust"). The subadviser for the fund is Charlemagne Capital (IOM) Limited
("Subadviser").

MAIN INVESTMENT STRATEGIES
The fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities (common stocks, preferred stocks, convertible securities, right and warrants, participatory notes and depository receipts) or debt instruments (government bonds, Treasury Bills, freely transferable promissory notes, bank debt, commercial paper, and convertible securities) of issuers located in India and surrounding countries of the India subcontinent ("India Region"). The India region includes India, Pakistan, Sri Lanka and Dubai.

A company will be considered to be in the India Region if:

o the company is organized under the laws of, or has a principal office in, the India Region;

o      the company's stock is traded primarily on an exchange in the India
       Region;

o      more than 50% of the company's assets are in the India region; or

o more than 50% of the company's revenues or profits come from goods produced or sold, investments made or services performed in the India Region.

The fund's trustees may change the 80% requirement without shareholder vote upon a 60-day written notice.

The fund will only invest up to fifteen percent of its total net assets in debt instruments including debt instruments of India and non-India issuers.

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

The fund may invest in companies of any size and in any sector. The fund may also, from time-to-time, invest a significant amount of its total assets in certain sectors. The Subadviser uses a bottom-up investment process that attempts to select companies in the India Region that meet the Subadviser's investment requirements. The Subadviser expects to invest in more than one country.

MAIN RISKS
The fund is designed for long-term investors who can accept the special risks of investing in the India Region that are not typically associated with investing in more established economies or securities markets. You should carefully consider your ability to assume these risks before making an investment in the fund. An investment in shares of the fund is not a complete investment program. All investments carry some degree of risk that will affect the value of the fund's portfolio investments, its performance and the price of its shares. As a result, you may lose money by investing in the fund. The fund is classified as a "non-diversified" fund, and, as such the fund's portfolio may include the securities of a smaller total number of issuers than if the fund were classified as "diversified." Because the fund may invest a greater proportion of its assets in a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund's total return or asset valuation than if the fund were required to hold smaller positions of the securities of a larger number of issuers.

MARKET RISK
The fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant common stock holdings. Common stocks tend to be more volatile than other investment choices such as bonds and money market instruments. The value of the fund's shares will go up and down due to movement of the overall stock market or of the value of the individual securities held by the fund, and you could lose money.

GEOGRAPHIC RISK
India: India is the seventh largest country in the world, with a population of approximately 1,091 million. The Bombay Stock Exchange, which is over 120 years old and the National Stock Exchange are located in India. The Indian population consists of diverse religious and linguistic groups. This diversity has periodically caused conflict, which could lead to an adverse effect on Indian businesses, stock exchanges, government and the Indian economy.

Pakistan: Pakistan is the world's ninth most populous country, with a population of approximately 137 million. The national language is Urdu; however, English is also spoken and understood. For the past 50 years Pakistan and India have gone to war concerning border disputes. Current relations with India have been unfriendly over the disputed territory of Kashmir; therefore, the political risk in the Pakistan market is high. The current government is lead by the Pro Musharraf party.

Sri Lanka: Sri Lanka has suffered economic difficulty due to terrorist attacks by local separatists who have targeted installations of economic value and the downturn in the global economy, which followed the September 11, 2001 attacks in the U.S. At the end of 2001 the government signed a cease-fire agreement and began peace talks with the separatist forces. The separatist actions have had a detrimental effect on government finances resulting in high budget deficits and debt. The tourism industry also suffered a hit from the December 2004 tidal wave.

Dubai: Located in the Middle East, the population of Dubai is approximately
1.71 million and consists of large groups of Indians, Pakistanis, Iranians and Southeast Asians. The official language is Arabic but English is widely spoken. There are no elections or political parties in the Dubai. It is ruled by an emir, and there may be risks associated with this form of government.

PORTFOLIO MANAGEMENT
The skill of the Subadviser will play a significant role in its analysis of companies, sectors, economic trends, the relative attractiveness of stocks of various market capitalizations, and other matters.

FOREIGN SECURITIES
The fund's investments in Indian Region securities are subject to special risks. The fund's returns and share price may be affected to a large degree by several factors including fluctuations in currency exchange rates; political, social, or economic instability; and less stringent accounting, disclosure, and financial reporting requirements in the India Region. Political and economic structures in the India Region are in their infancy and developing rapidly, and may lack the political, social, and economic stability characteristic of more developed countries. In addition, India Region securities markets are smaller, less liquid, and significantly more volatile than securities markets in the U.S. or Western Europe. The fund's share price will reflect the movements of the different stock markets in which it is invested and the currencies in which its investments are denominated.

While the Subadviser's investment focus is on companies in the India Region that are large capitalization companies in their local markets, these companies may be small by the standards of U.S. or Western European stock market capitalization. The stocks of such companies often fluctuate in price to a greater degree than stocks of larger companies in more developed markets.

PERFORMANCE
The bar chart and table showing the fund's annual returns are not included because the fund does not have annual returns for a full year.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES--DIRECT FEES
These fees are paid directly from your investment.

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Maximum sales charge (load) imposed
  on purchases                                         None
Account closing fee(1)                                  $10
Administrative exchange fee                              $5
Short-term trader's fee (If shares are
  exchanged or redeemed in less than
  180 days)(2)                                         2.00%
Small account fee(3)                                    $24

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ANNUAL FUND OPERATING
EXPENSES--INDIRECT FEES
Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends.

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Management fees

Distribution (12b-1) fees                               xxx%
Other expenses(4)                                      0.25%
Total annual fund operating expenses(4)                  xx%
Expense reimbursement                                    xx%
Net expenses                                             xx%

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(1) Does not apply to exchanges.

(2) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

(3) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimum" section on page xx for exemptions and other pertinent information.)

(4) These expenses are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting and transfer agent fees. "Other Expenses" are estimated since the fund has been in existence for less than one year. The Adviser has contractually limited total fund operating
expenses to not exceed xxx% for the fund on an annualized basis through       ,
2007 and until such later date as the Adviser determines.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES
This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

o      You invest $10,000.

o      Your investment has a 5% annual return.

o      The fund's operating expenses remain the same.

o      All dividends and distributions are reinvested.

This example reflects the $10 account-closing fee that you would pay if you redeem all of your shares in a fund. Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following estimated expenses if you redeemed all of your shares at the end of the periods shown:

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    1 YEAR               3 YEARS

         $                     $

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You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------

    1 YEAR               3 YEARS

         $                     $

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Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
This section takes a closer look at the fund's principal investment strategies and certain risks of investing in the fund.

INVESTMENT PROCESS
The Subadviser's bottom-up stock selection process is based on rigorous in-house research. Although the Subadviser's investment decisions may be based on various factors, among the most important include analysis of the fundamentals of the companies and an assessment of the valuations of the companies. In determining the valuations, five main factors are taken into consideration: (1) the quality of the management of the companies; (2) sales growth; (3) profits growth; (4) cash flow; and (5) balance sheet strength.

The Subadviser considers the same criteria when making decisions to sell assets held by the fund. Additionally, when making decisions to sell, the Subadviser may consider material price changes and superior investment opportunities.

GENERAL PORTFOLIO POLICIES:

PRINCIPAL TYPES OF INVESTMENTS AND RELATED RISKS
Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities or debt instruments of companies located in the India Region, as previously defined. The fund may invest up to 20% of its assets in securities, including debt securities, of governments and/or companies located anywhere in the world.

FOREIGN SECURITIES
The fund will invest substantially all of its assets in common stocks, debt instruments and other equity securities of India Region issuers. Investments in India Region securities involve greater risks than investments in domestic securities. These risks include:

o CURRENCY RISK. Certain of the fund's assets will be invested in securities denominated in other currencies, which may be not freely convertible into certain other currencies. The value of a foreign security will be affected by the value of the local currency relative to the U.S. dollar. The value of the assets of the fund, as measured in U.S. dollars, may suffer significant declines due to currency depreciation, disruptions in currency markets or delays and difficulties in currency conversions or be otherwise adversely affected by exchange control regulations or by changes in the method of controlling exchange rates or limiting exchange rate movements. Currency devaluations may occur without warning and are beyond the control of the Subadviser. When the fund sells a foreign denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign companies may also be affected by currency risk.

o      POLITICAL, SOCIAL, AND ECONOMIC RISK.
       Political and economic structures in the India Region are in their infancy and developing rapidly, and may lack the social, political, and economic stability characteristic of many more developed countries. In addition, unanticipated political or social developments may affect the value of the fund's investment. As a result, the risks normally associated with investing in the India Region may be heightened. For example, the small size and inexperience of the securities markets in the India Region and the limited volume of trading in securities in the India Region may make the fund's investments illiquid and more volatile than investments in more developed countries and may make obtaining prices on portfolio securities from independent sources more difficult than in other more developed markets.

       The laws of the India Region relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprise may be less developed or different from the laws in the U.S.

       The Indian Region economy may differ favorably or unfavorably in comparison to the U.S. economy in respects such as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, and balance of position payment. All of these factors may adversely affect the overall investment climate and, in particular, investment opportunities for the fund. The consequences, however, are profound, and investors should take into account the unpredictability of their eventual outcome.

o REGULATORY RISK. There may be less government supervision of the India Region markets. As a result, India Region companies may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic companies, and there may be less publicly available information about foreign companies.

o MARKET RISK. India Region securities markets may be smaller, less sophisticated, less liquid and more volatile than domestic markets. A significant portion of the shares of many companies may be held by a small group of individuals, corporations or institutions that may also be related or affiliated to one another. Local regulations may restrict the percentage of shares in a company that may be held by foreigners. This may affect the number of shares available to the public and therefore, the price at which the fund may sell its shares.

o DEPOSITARY RISK. The fund may invest in securities that are required to be held by the custodian in a central depository. The fund's custodian is liable for failure to perform its duties, but is not liable to the fund or shareholders for any loss or inaction caused by the depository.

o SETTLEMENT AND CLEARING RISK. Because of the recent formation of some of the securities markets in the India Region as well as the under-developed state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks not normally associated with investments in the United States, Western

       Europe and other more developed markets. At this time there are only a few specialized domestic depositaries in the India Region, which provide settlement and custodial services. Moreover, since the local postal and banking systems in the India Region may not meet the same standards as those of the United States, Western Europe and other more developed countries, no guarantee can be given that all entitlements attaching to securities acquired by the fund can be realized. There is the risk that payments of interest or other distributions by bank wire or by check sent through the mail could be delayed or lost. In addition, there is the risk of loss in connection with the insolvency of an issuer's bank.

o DEFAULT RISK. Insofar as the fund will invest in the India Region debt it is likely to do so in unrated or low-rated instruments. Such securities may involve greater risks of loss of income and principal than rated or higher-rated securities, are speculative in nature and are commonly known as "high yield" securities. The unrated debt securities in which the fund may invest will generally involve risks equivalent to those of low-rated debt securities. Although high risk, low-rated securities, they generally involve greater price volatility and risk of default in payment of principal and income. In addition, the markets in which unrated and low-rated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated or low-rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the fund to achieve its investment objective may, to the extent of investment in unrated or low-rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the fund were investing in higher-rated securities. Credit reports issued by rating agencies in the India Region may not be as reliable as those issued by rating agencies in the United States and Western Europe.

       Low-rated debt securities and comparable unrated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low-rated and unrated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.

o INVESTMENT AND REPATRIATION RESTRICTIONS. The laws and regulations of India, which affect foreign investment business, continue to evolve in an unpredictable manner. Laws and regulations, particularly those involving taxation, foreign investment and trade and currency regulation and control may be subject to change.

       Foreign investment in certain debt and other fixed income obligation so companies and government bodies in India may be restricted or controlled to varying degrees and these controls may at times prevent the fund from making particular investments. If the fund were to invest directly in certain forms of Indian debt, there may be restrictions on its ability to repatriate principal and interest payment on such debt. While the fund intends to obtain assurance as to its ability to transfer such payments abroad, any such assurance may subsequently be modified or abrogated.

       Investments in India may also require the procurement of a substantial number of regulatory consents, certificates and approvals, including licenses for the fund, if any, and clearance certificates from tax authorities. The inability to obtain a particular license, consent or approval could adversely affect the fund's operations.

o POSSIBLE BUSINESS FAILURES. The insolvency or other business failure of any one or more of the fund's investments could have an adverse effect on the fund's performance and ability to achieve its objectives. The lack of generally available financing alternatives for companies in the India Region increases the risk of business failure.

o TAXATION. Tax law and practice in India are not as clearly established as those of the Western nations. It is possible therefore that the current interpretation of the law or understanding of practice may change, or indeed, that the law in India may be changed with retrospective effect. Accordingly, it is possible that the fund could become subject to taxation in India that is not anticipated at the date of this document or when investments are made, valued, or disposed of. Although the Adviser and Subadviser will take reasonable steps to mitigate the fund's tax liabilities, investors should appreciate that one of the risks inherent in investing in the fund is the unpredictability of the tax treatment to which the fund will be subjected in the countries in which it invests.

OTHER TYPES OF INVESTMENTS, RELATED RISKS, AND CONSIDERATIONS
While not principal strategies, the fund, to a limited extent, may, but is not required to, invest in preferred stock and convertible securities, engage in strategic transactions (including futures, options and foreign forward currency transactions), invest in money market instruments, lend portfolio securities, hold temporary investments such as repurchase agreements, invest in illiquid securities and the securities of investment companies, and purchase securities on a when-issued or delayed-delivery basis. The risks of these types of instruments and strategies are described in the Statement of Additional Information.

For temporary defensive purposes, the fund may invest up to 100% of its assets in (1) money market instruments, deposits, or such other high-grade, short-term investments in as are considered appropriate at the time; (2) U.S. Government bills, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or (3) repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

The Subadviser may sell the fund's portfolio securities without regard to holding periods if it believes such transactions are in the best interests of the fund. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups and other transaction costs, and may also result in taxable capital gains. Tax and transaction costs lower the fund's effective return for investors.

PORTFOLIO HOLDINGS
A description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and on the fund's website (www.usfunds.com).

FUND MANAGEMENT

INVESTMENT ADVISER
U.S. Global Investors, Inc., 7900 Callaghan Road, San Antonio, Texas 78229 (Adviser), furnishes investment advice and manages the fund's business affairs. The Adviser was organized in 1968 and serves as investment adviser to U.S. Global Investors Funds and U.S. Global Accolade Funds, a family of mutual funds with approximately ____ billion in assets as of October 31, 2006.

SUBADVISER
The Adviser and the fund contracted with Charlemagne Capital (IOM) Limited to serve as subadviser for the fund. The Subadviser, located at Regent House, 16-18 Ridgeway Street, Douglas, Isle of Man, manages the composition of the portfolio and furnishes the fund advice and recommendations with respect to its investments and its investment program and strategy. Of the management fee (net of expense reimbursements and waivers, if any) collected by the Adviser, it retains _____% and pays _____% (less a pro rata portion of fees reimbursed and waived) to the Subadviser. The fund is not responsible for paying any portion of the Subadviser's fees. The Subadviser has experience managing, and continues to advise, offshore funds, private investment companies, and separate accounts for institutions. The Subadviser also serves as the subadviser to two other series of the Trust advised by U.S. Global Investors, Inc.

Adviser and Subadviser investment personnel may invest in securities for their own accounts according to codes of ethics that establish procedures for personal investing and restrict certain transactions.

A discussion regarding the basis for the Board of Trustees' approval of the advisory contract and subadvisory contract of the fund is discussed in the fund's annual report.

PORTFOLIO MANAGER
The fund's investments are managed by a team which is headed by Mr. Kommera Chakradhar ("KC") Reddy who joined the Subadviser in 2005. Prior to joining the Subadviser, he was with Thames River Capital in London where he worked as a fund manager within the emerging markets team with special emphasis on Korea, Taiwan and India and a sector specialization on technology. Before that time, KC was with Quantum Capital in the United States. From 1996 to 2001, he was Investment Manager at Credit Agricole Asset Management in Hong Kong, where he was responsible for investments in India and Asian technology. KC started his career at Peregrine Securities in Mumbai as an Investment Analyst. KC holds an MBA from the Indian Institute of Management (associated with the Sloan School of Management at MIT) and a degree in Engineering (Computer Sciences) at Osmania University in India.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager, and the portfolio manager's ownership of securities in the fund.

EXCESSIVE SHORT-TERM TRADING
The U.S. Global Accolade Funds are not intended as short-term investment vehicles but are designed for long-term investing. However, some investors may use market timing (also referred to as short-term trading) strategies in an attempt to take an unfair advantage of mutual funds. These investors may trade in and out of strategically targeted mutual funds over a short time period in order to take advantage of the way those funds are managed and/or priced or simply as a trading vehicle that has lower transaction costs.

Mutual fund arbitrage may occur, for example, when a fund has in its portfolio particular holdings, such as foreign or thinly traded securities that are valued on a basis that does not include the most updated information available. Frequent purchases and redemptions of fund shares may be detrimental to long-term fund investors in numerous ways:

o      It may lower overall fund performance.

o It may create increased transaction costs to the fund, which are passed along to long-term shareholders;

o Frequent redemptions by market timers may increase taxable capital gains; and

o It may disrupt a portfolio manager's ability to effectively manage fund assets.

The Trust's board of trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The policies and procedures are designed to discourage, to the extent possible, frequent purchases and redemptions of fund shares by fund shareholders. The fund does not accommodate frequent purchases and redemptions of fund shares by fund shareholders.

The Trust's board of trustees has established a time period that shall be viewed as short-term trading in the fund on a first in, first out basis. Shares held less than 180 days will be subject to the short-term trading fee.

Shareholders participating in omnibus account arrangements will be charged the redemption fee by their omnibus account provider.

The Trust and the Adviser have designed this policy to discourage, to the extent possible, investors from using the funds for short-term trading and to assist in the detection of market timing. The Adviser has implemented procedures to monitor shareholder activity, including activity at the sub-account and account level for certain omnibus relationships, to identify potential market timers and to determine whether further action is warranted. There can be no assurance that these monitoring activities will successfully detect or prevent all excessive short-term trading.

The Adviser will seek the cooperation of broker-dealers and other third-party intermediaries by requesting information from them regarding the identity of investors who are trading in the funds, and by restricting access to a fund by a particular investor.

The Adviser may reject any purchase or exchange from any investor it believes has a history of market timing, or whose trading, in its judgment, has been or may be disruptive to the funds. The Adviser may consider the trading history of accounts under common ownership or control at U.S. Global to determine whether to restrict future transactions. Based on the Adviser's review of an investor's account history the delivery of the investor's redemption proceeds may be delayed for up to seven business days, or the redemption may be honored with securities rather than cash.

DISTRIBUTION PLAN
The fund has adopted a 12b-1 plan that allows the fund to pay or reimburse the Adviser, its affiliates and others 0.25% of the fund's average daily assets for shareholder services and promotional expenses. Because this fee is continually paid out of the fund's assets, over time it will increase the cost of your investment and may potentially cost you more than other types of sales charges.


HOW TO BUY SHARES

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                                INITIAL         SUBSEQUENT
MINIMUMS                        INVESTMENT      INVESTMENT
o Regular account                 $5,000             $50

o ABC Investment
  Plan(R)                         $1,000            $100

o Custodial accounts
  for minors                      $1,000             $50

o Retirement
  account                           None            None

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Minimum investments may be waived at the discretion of the officers of the
Trust.

SEND NEW ACCOUNT APPLICATIONS TO:
     Shareholder Services
     U.S. Global Accolade Funds
     P.O. Box 781234
     San Antonio, TX 78278-1234

BY MAIL
o      Read this prospectus.

o      Fill out the application if you are opening a new account.

o Write your check for the amount you want to invest. Make it payable to the fund you are buying.

o Shares purchased by check are not available until the tenth business day after the purchase, or when your check clears if later.

o Send the completed application, any additional documentation required, and your check in the envelope provided.

o Federal law requires us to obtain certain information from you, which will be used to verify your identity before we open your account. If we are unable to verify this information, we will return your money to you with no interest.

o To add to an existing account, be sure to include your account number on your check and mail it with the investment slip found on your confirmation statement.

BY TELEPHONE
o We automatically grant all shareholders telephone exchange privileges unless you decline them explicitly in writing.

o If you already have a U.S. Global account, you may purchase additional shares by telephone order.

o      You must pay for them within seven business days.

o Telephone purchases are not available for U.S. Global retirement accounts or the money market funds.

o Telephone purchase orders may not exceed ten times the value of the collected balance of all like-registered accounts on the date the order is placed.

ONLINE PURCHASE OF SHARES
o For existing accounts, please complete the Online Purchase Application, which may be downloaded from our website at www.usfunds.com.

o If you are opening a new account, please complete a new account application, which may be downloaded from our website, and complete the section entitled Online Purchase Option on the application. Send your application to U.S. Global along with your initial purchase.

o Once your on-line purchase privilege is established, you may go to the Account Access section of our website at www.usfunds.com.

o U.S. Global Accolade Funds automatically withdraws monies from your bank account to settle your transaction.

o Shares purchased on-line are not available until the tenth business day after the purchase or, when your ACH clears, whichever is earlier.

BY WIRE
o Call 1-800-US-FUNDS for current wire instructions and a confirmation number.


BY AUTOMATIC INVESTMENT
o To purchase more shares automatically each month, fill out the ABC Investment Plan(R) form.

o U.S. Global automatically withdraws monies from your bank account monthly.

o Shares purchased through the ABC Investment Plan(R) are not available for redemption until the tenth business day after the purchase is made or when your ACH clears, whichever is earlier.

o      See details on the application.

IMPORTANT NOTES ABOUT PAYING FOR YOUR SHARES
Your check must be made payable to the INDIA FUND.

You may not purchase shares by credit card or third-party checks.

You may not exchange shares purchased by telephone until the fund has received and accepted payment and has posted it to your account.

Checks drawn on foreign banks will not be invested until the collection process is complete.

The fund will cancel unpaid telephone orders and you will be responsible for any decline in price of the shares that may be collected from shares of any U.S. Global Investors Funds or U.S. Global Accolade Funds you own.

If a check or ACH investment is returned unpaid due to non-sufficient funds, stop payment, or other reasons, the fund will charge you $20, and you will be responsible for any loss incurred by the fund. To recover any such loss or charge, the fund reserves the right to redeem shares of any affiliated funds you own, and you could be prohibited from placing further orders unless full payment by wire or cashier's check accompanies the investment request. Any expenses charged to the fund for collection procedures will be deducted from the amount invested.

Under certain circumstances, shares of the fund may be purchased using stock. For more details, please refer to the Statement of Additional Information.

Purchases of shares in the fund require payment by check or wire at the time the order is received except for telephone purchases, which require payment within seven business days after the order is received and accepted.

If you purchase shares by check, you can sell (redeem) those shares beginning ten business days after your check is received by Shareholder Services or when your check clears, whichever is earlier. You can exchange into other U.S. Global family of funds at any time. The fund reserves the right to refuse to honor redemptions if your check has not cleared. Redemptions or exchanges out of a fund may be subject to a short-term trader's fee. See "Short-Term Trading Fee" for details.

EFFECTIVE TIME FOR PURCHASE OR REDEMPTION ORDERS
Orders to purchase shares received after the close of the New York Stock Exchange (NYSE), typically, 4:00 p.m. Eastern time, will not become effective until the next business day.

Orders received prior to the close of the NYSE by a financial intermediary that has been authorized to accept orders on the Trust's behalf will be deemed accepted by the Trust the same day and will be executed at that day's closing share price. Each financial intermediary's agreement with the Trust permits the financial intermediary to transmit orders received by the financial intermediary prior to the close of regular trading on the NYSE to the Trust after that time and allows those orders to be executed at the closing share price calculated on the day the order was received by the financial intermediary.

An order to establish a new account and purchase shares of the fund will become effective, if accepted, at the time the fund next determines its net asset value (NAV) per share after the fund's transfer agent has received:

o      a completed and signed application, and

o      a check or wire transfer for the full amount, and

o      reasonable verification of the customer's identification.

If you already have an INDIA FUND account, your order to purchase shares, if accepted, will become effective at the time the fund next determines NAV after the transfer agent receives your written request or telephone order.

In all cases, the shares purchased will be priced at the NAV per share next determined after the time of effectiveness.

All purchases of shares are subject to acceptance by the fund and are not binding until accepted.

HOW TO SELL (REDEEM) SHARES
o Send a written request showing your account number and the dollar amount or number of shares you are redeeming to the address shown under "How to Buy Shares."

o Each registered shareholder on your account registration must sign your request, with the signature(s) appearing exactly as it does on your account registration.

o      Redemptions of more than $15,000 require a signature guarantee.

o A signature guarantee may be required in other situations. See "Signature Guarantee/Other Documentation."

o If you have an identically registered account in a U.S. Global money market fund with check writing privileges, you may call the fund and direct an exchange of your INDIA FUND shares into your existing money market fund account. You may then write a check against your money market fund account. Telephone redemptions are not available for equity funds or shares held in retirement accounts by the fund.

o The fund may pay for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash. The fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the fund's assets, whichever is less.

IMPORTANT NOTES ABOUT REDEEMING YOUR SHARES
o Generally, we will send payment for your redeemed shares to you within two business days after your redemption request has been received and accepted by the fund.

o You may receive payment for redeemed shares via wire. To elect these services, send the fund a written request giving your bank information with signature guarantee for all registered owners. See "Signature Guarantee/Other Documentation."

o You will be charged $10 for a wire transfer. International wire charges will be higher.

o We will usually send a wire transfer the next business day after receipt of your order.

o Proceeds from the redemption of shares purchased by check may be delayed until full payment for the shares has been received and cleared, which may take up to ten business days from the purchase date.

o To protect shareholders from the expense burden of short-term trading, the fund charges 2.00% of the value of shares redeemed or exchanged when the shares are held less than 180 days (see "Fee and Expense" table on page xx and "Short-Term Trading Fee" section on page xx).

o Upon closing your account, you will be charged a $10 account closing fee.

HOW TO EXCHANGE SHARES
When exchanging shares into other funds in the U.S. Global family of funds:

o An exchange order is effective on any given day when the exchange request is received by the fund by 4:00 p.m. Eastern time, except that exchanges into and out of the Gold Shares and/or World Precious Minerals Funds are not permitted after 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier. Any exchange order into or out of Gold Shares and/or World Precious Minerals Funds after 3:00 p.m. Eastern time will be executed at the respective NAVs of the funds as calculated on the next business day.

o Each account must be registered identically; each must have the same signatures and addresses.

o You will be charged $5 by the transfer agent for each exchange out of any fund account. The fund reserves the right to waive this fee for certain transactions, such as transactions in retirement accounts, as part of the Chairman Circle's premium services program and orders placed on www.usfunds.com or the automated telephone system.

o Retirement accounts administered by the Adviser or its agents may exchange up to three times per calendar quarter at no charge. However, the short-term trading fee may apply.

o You may exchange shares using the automated telephone system, speaking to an investment representative, using our website, www. usfunds.com, or by mail. Certain restrictions apply. Please call 1-800-US-FUNDS for more details.

o Exchanges made on our website, www. usfunds.com, must be between your existing accounts.

o You are responsible for obtaining and reading the prospectus for the fund into which you are exchanging.

o Exchanges result in the sale of one fund's shares and the purchase of another fund's shares, which is usually a taxable event to you.

o Exchanges into any new fund are subject to that fund's initial and subsequent investment minimums.

o Exchanges out of the fund of shares held less than 180 days are subject to the short-term trading fee equal to 2.00% of the value of shares exchanged (see "Fee and Expense" table on page ___ and "Short-Term Trading Fee" section on page ___).

o Exchanges may be delayed until such time as the proceeds from the sale of the fund out of which you wish to exchange are available to the fund, which could take up to ten business days. In general, the fund expects to exercise this right to delay the effectiveness of the purchase only on exchanges of $50,000 or more. If your purchase will be delayed, you will be notified immediately.

IMPORTANT INFORMATION ABOUT PURCHASES AND REDEMPTIONS

THE FUND RESERVES THE FOLLOWING RIGHTS
o To modify or eliminate any special purchase or redemption services or privileges.

o To hold redemption proceeds for up to seven business days or longer if permitted by the SEC.

o      To waive investment minimums or account minimum fees.

o      To refuse any application, investment, or exchange.

o      To require a signature guarantee or any other documentation.

o To freeze any account and suspend account services when notice is received that there is a dispute between registered or beneficial owners, there is reason to believe a fraudulent transaction may occur, the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons.

ACCOUNT MINIMUMS
MINIMUM BALANCE FEE. If, for any reason, your account balance is below $5,000 on the last business day of the calendar quarter, a minimum balance fee of $6 will be deducted from your account. The small account fee is used to offset expenses of the fund.

The funds reserve the right to close your account and send you the proceeds if your balance drops below $5,000 anytime during the quarter for any reason, whether due to shareholder transaction activity or market fluctuation. You will receive, however, a 30-day written notice before the fund takes any redemption action. During that time, you may buy more shares to bring your account above the minimum. If you do not, the fund may sell your shares at the net asset value on the day the account is closed, and the minimum balance fee will be deducted from the proceeds.

MINIMUM BALANCE FEES AND INVOLUNTARY REDEMPTIONS DO NOT APPLY TO:

o Shareholders whose combined fund assets (excluding the money market funds) in the U.S. Global complex equal $25,000 or more on the day the fee is assessed. Total assets are determined by aggregating accounts registered under the same social security number or taxpayer identification number.

o      ABC Investment Plan(R) accounts.

o      Retirement accounts.

o      Custodial accounts for minors.

SHORT-TERM TRADING FEE
Redemptions (including exchanges) of shares of the India Fund held less than 180 days will be subject to a redemption fee equal to 2.00% of the amount redeemed. All redemption fees will be paid to the fund. Shareholders participating in omnibus account arrangements will be charged the fee by the omnibus account provider. These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends.

NET ASSET VALUE (NAV) CALCULATION
The price at which you buy, sell or exchange fund shares is the NAV. The NAV of the fund is calculated at the close of regular trading of the NYSE, which is usually 4:00 p.m. Eastern time, each day that the NYSE is open. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding.

For a purchase, redemption, or exchange of fund shares, your price is the NAV next calculated after your request is received in good order and accepted by the fund, its agent, or designee. To receive a specific day's price, your request must be received before the close of the NYSE on that day. (Note: for exchanges into or out of the Gold Shares and/or World Precious Minerals Funds, your request must be received before 3:00 p.m. Eastern time or the close of the NYSE, whichever is earlier.)

When the fund calculates NAV, it values the securities it holds at market value. Foreign securities are valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. When market quotes are not available or do not fairly represent market value, or if a security's value has been materially affected by events occurring after the close of a foreign market on which the security principally trades, the securities may be valued at fair value. Fair value will be determined in good faith using procedures that have been approved by the trustees. Money market instruments maturing within 60 days may be valued at amortized cost, which approximates market value. Assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates quoted by one or more banks or dealers at approximately 12:00 noon Central time each day.

The fund may invest in portfolio securities that are primarily listed on foreign exchanges or other markets that trade on weekends and other days when the fund does not price its shares. As a result, the market value of these investments may change on days when you will not be able to purchase or redeem shares.

USE OF FAIR VALUE PRICING
The fund's board has determined to fair value foreign securities as necessary to, among other things, seek to avoid stale prices and make the funds less attractive to short-term trading. While fair value pricing cannot eliminate the possibility of short-term trading, the Adviser and the board believe it helps protect the interests of long-term shareholders in the funds.

When market quotations are readily available for portfolio securities which trade on an exchange or market, the market values used to price these securities will generally be the closing prices of the securities on the exchange or market (whether foreign or domestic) on which the securities principally trade. When market quotations are not readily available or when the portfolio management team believes that a readily available market quotation is not reliable, fair value pricing procedures will be used to determine the valuation. The fund may use a systematic fair valuation model provided by an independent third party to value its securities. When a security is fair valued, there is no guarantee that the security will be sold at the price at which the fund is carrying the security.

The portfolio management team will monitor domestic and foreign markets and news information daily for any developing events that may have an impact on the valuation of fund securities. Additionally, portfolio personnel may monitor baskets of depository receipts relating to securities in a foreign market, baskets of securities from the foreign market or funds that consist of those securities, such as exchange-traded funds, futures contracts or other derivative securities based on indexes representative of the applicable market.

SIGNATURE GUARANTEE/OTHER DOCUMENTATION
The fund requires signature guarantees to protect you and the fund from attempted fraudulent requests for redeemed shares. Your redemption request must therefore be in writing and accompanied by a signature guarantee if:

o      Your redemption request exceeds $15,000.

o You request that payment be made to a name other than the one on your account registration.

o You request that payment be mailed to an address other than the one of record with the fund.

o      You change or add information relating to your designated bank.

o      You have changed your address of record within the last 30 days.

You may obtain a signature guarantee from most banks, credit unions, broker/dealers, savings and loans, and other eligible institutions. You cannot obtain a signature guarantee from a notary public.

The guarantor must use a stamp "SIGNATURE GUARANTEED" and the name of the financial institution. An officer of the institution must sign the guarantee. If residing outside the United States, a Consular's seal will be accepted in lieu of a signature guarantee. Military personnel may acknowledge their signatures before officers authorized to take acknowledgments, e.g., legal officers, and adjutants.

The signature guarantee must appear together with the signature(s) of all registered owner(s) of the redeemed shares on the written redemption request. Each signature must have a signature guarantee stamp.

Additional documents are required for redemptions by corporations, executors, administrators, trustees, and guardians. For instructions call 1-800-US-FUNDS.

BUSINESS DAYS
You may purchase, redeem or exchange shares of the fund on any day the fund is open for business. The fund is open for business on every day the NYSE is open for business. In addition, the fund reserves the right to be open for business on days the NYSE is closed.

OTHER INFORMATION ABOUT YOUR ACCOUNT

The fund takes precautions to ensure that telephone or online transactions are genuine, including recording the transactions, testing shareholder identity, and sending written confirmations to shareholders of record. The fund and its service providers are not liable for acting upon instructions, communicated by telephone or computer, that they believe to be genuine if these procedures are followed.

CONFIRMATIONS
After any transaction, you will receive written confirmation including the per-share price and the dollar amount and number of shares bought or redeemed.

PURCHASES AND REDEMPTIONS THROUGH BROKER/DEALERS
You may buy or sell fund shares through financial intermediaries such as broker/dealers or banks, who may charge you a fee or have different account minimums that are not applicable if you buy or sell shares directly from the fund.

ADDITIONAL INVESTOR SERVICES

ONLINE SERVICES
If you are a shareholder, you may use our website to access your account information 24 hours a day from your personal computer. Our website allows you to view account history, account balances, as well as make purchases and exchanges among your existing accounts. Please visit us online at www.usfunds.com.

RETIREMENT SERVICES
The fund is offered through a range of qualified retirement plans, including IRAs, SEPs, and 403(b) plans. Each account in the fund will be charged an annual custodial fee as follows:

---------------------------------------------------------------

 Regular IRA                                              $10
 Roth IRA                                                 $10
 Coverdell Education Savings Account                      $10
 SEP IRA                                                  $15
 SIMPLE IRA                                               $15
 403(b)                                                   $15

---------------------------------------------------------------

The fund offers many other services, such as payroll deductions, custodial accounts, and systematic withdrawals.

Please call 1-800-US-FUNDS for more information.

DISTRIBUTIONS AND TAXES
Unless you elect to have your distributions in cash, they will automatically be reinvested in fund shares. The fund generally pays income dividends and distributes capital gains, if any, annually. You should consult your tax adviser regarding the particular tax consequences of your investment in the fund.

If you elect to receive distributions paid in cash by check and your check is returned undeliverable, your distribution option may be converted to the re-investment option. You will not receive interest on amounts represented by un- cashed distribution checks.

TAXES TO YOU
You will generally owe taxes on amounts distributed to you by the fund, whether you reinvest the distributions in additional shares or receive them in cash. Distributions of gains from the sale of assets held by the fund for more than a year generally are taxable to you at the applicable long-term capital gains rate, regardless of how long you have held fund shares. Distributions from other sources generally are taxes as ordinary income. Each year the fund will send you a statement that will detail the tax status of distributions made to you for that year.

If you redeem fund shares that have gone up in value, you will have a taxable gain when you redeem. Exchanges are treated as a redemption and purchase for tax purposes. Therefore, you will also have a taxable gain upon exchange if the shares redeemed have gone up in value unless the exchange is between tax-deferred accounts.

FINANCIAL HIGHLIGHTS

Since the fund has been in existence for less than one year, it does not have audited financial statements or financial highlights.

FUNDS IN THE U.S. GLOBAL FAMILY OF FUNDS

Investing involves balancing potential rewards against potential risks. To achieve higher rewards on your investment, you must be willing to take on higher risk. If you are most concerned with safety of principal, a lower risk investment will provide greater stability but with lower potential earnings. Another strategy for dealing with volatile markets is to use the ABC Investment Plan.(R) The list below is a reward and risk guide to all of the mutual funds in the U.S. Global family of funds. This guide may help you decide if a fund is suitable for your investment goals. This illustration is for comparative purposes and is intended to describe general characteristics. It does not represent past or future performance.

HIGH REWARD -     India Fund
HIGH RISK         China Region Opportunity Fund
                  Global Emerging Markets Fund
                  Eastern European Fund
                  Gold Shares Fund
                  World Precious Minerals Fund
                  Global Resources Fund
                  Holmes Growth Fund


MODERATE REWARD - All American Equity Fund
MODERATE RISK     MegaTrends Fund
                  Tax Free Fund
                  Near-Term Tax Free Fund

LOW REWARD -      U.S. Government Securities Savings Fund
LOW RISK          U.S. Treasury Securities Cash Fund

If you have additional questions, one of our professional investor representatives will personally assist you. Call 1-800-US-FUNDS.

OTHER FUND SERVICES

The fund offers additional services to meet the unique needs of our investors, including:

o      Payroll deduction plans, including military allotments.

o      Custodial accounts for minors.

o      Systematic withdrawal plans.

o Retirement plans such as IRA, SEP/IRA, Roth IRA, Coverdell Education Savings Account, SIMPLE IRA, and 403(b) plans.

                                     NOTES

                                     NOTES

                                     NOTES

                                     NOTES

INDIA FUND, A SERIES OF U.S. GLOBAL ACCOLADE FUNDS More information on this fund is available at no charge, upon request.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
More information about this fund, its investment strategies, and related risks is provided in the SAI, which is available free of charge on the fund's website at www.usfunds.com. The SAI and the fund's website include a description of the fund's policies with respect to the disclosure of its portfolio holdings. There can be no guarantee that the fund will achieve its objective. The current SAI is on file with the SEC and is legally considered a part of this prospectus.

TO REQUEST INFORMATION:
BY PHONE             1-800-873-8637
BY MAIL              Shareholder Services
                     India Fund
                     P.O. Box 781234
                     San Antonio, TX 78278-1234
BY INTERNET          http://www.usfunds.com

The SEC also maintains the EDGAR database on its website at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information that the fund files electronically with the SEC. You may also visit the SEC's Public Reference Room in Washington, DC (1-202-551-8090) or send a request plus a duplicating fee to the SEC, Public Reference Section, Washington, DC 20549-0102, or by e-mail to publicinfo@sec.gov.



[U.S. Global Investors logo]      INDIA FUND
                                  SEC Investment Company Act File No 811-07662.

                                 U.S. GLOBAL INVESTORS, INC.
[U.S. Global Investors logo]     P.O. Box 781234
                                 San Antonio, TX 78278-1234

                           U.S. GLOBAL ACCOLADE FUNDS













                                   India Fund

                       Statement of Additional Information























This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current prospectus (Prospectus) dated November 1, 2006. Copies of the Prospectus may be requested from U.S. Global Investors, Inc. (Adviser), 7900 Callaghan Road, San Antonio, Texas 78229, or 1-800-US-FUNDS (1-800-873-8637), or are available online at www.usfunds.com.

The date of this Statement of Additional Information is November 1, 2006.

Statement of Additional Information - India Fund
Page 1 of 38
                                TABLE OF CONTENTS

                                                                            Page

GENERAL INFORMATION............................................................2

FUND POLICIES..................................................................2

INVESTMENT STRATEGIES AND RISKS................................................4

PORTFOLIO TURNOVER............................................................14

PORTFOLIO HOLDINGS DISCLOSURE POLICY..........................................15

MANAGEMENT OF THE FUND........................................................15

PROXY VOTING POLICIES.........................................................19

INVESTMENT ADVISORY SERVICES..................................................31

PORTFOLIO MANAGER.............................................................32

DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES..............................32

DISTRIBUTION PLAN.............................................................34

BROKERAGE TRANSACTIONS........................................................34

CERTAIN PURCHASES OF SHARES OF THE FUND.......................................35

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................36

TAX STATUS....................................................................36

CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR..................................38

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.....................................38

FUND COUNSEL..................................................................38

COUNSEL TO INDEPENDENT TRUSTEES...............................................38

FINANCIAL STATEMENTS..........................................................39

                               GENERAL INFORMATION

U.S. Global Accolade Funds (Trust) is an open-end management investment company and is a business trust organized on April 16, 1993, under the laws of the Commonwealth of Massachusetts. There are five series within the Trust, each of which represents a separate portfolio of securities. This Statement of Additional Information (SAI) presents important information concerning the India Fund (fund) and should be read in conjunction with the Prospectus. The fund commenced operations on November 1, 2006. .

The assets received by the Trust from the issuance or sale of shares of the fund, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are separately allocated to the fund. They constitute the underlying assets of the fund, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the fund. Any general expenses of the Trust, not readily identifiable as belonging to a particular series of the Trust, shall be allocated by or under the direction of the Board of Trustees in such manner as the Board determines to be fair and equitable.

Each share of the fund represents an equal proportionate interest in the fund with each other share and is entitled to such dividends and distributions, out of the income belonging to the fund, as are declared by the Board. Upon liquidation of the Trust or the fund, shareholders of the fund are entitled to share pro rata in the net assets belonging to the fund available for distribution.

The Trust's master trust agreement provides that no annual or regular meeting of shareholders is required. The Trustees serve for six-year terms. Thus, there will ordinarily be no annual shareholder meetings. Special meetings of shareholders may be called by the Trust's Trustees to take action on matters that require a shareholder vote and for other matters that the Trustees determine a shareholder vote is necessary or desirable. In addition, upon written request of shareholders holding 10 percent or more of the outstanding shares, the Trust's Trustees will call a shareholder meeting to vote for the removal of a Trustee.

On any matter submitted to shareholders, the holder of each share is entitled to one vote per share with proportionate voting for fractional shares. On matters affecting any individual series, a separate vote of that series would be required. Shareholders of any series are not entitled to vote on any matter that does not affect their series.

Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

Shares have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

Under Massachusetts law, the shareholders of the Trust, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the master trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The master trust agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


                                  FUND POLICIES

The following information supplements the discussion of the fund's policies discussed in the fund's prospectus.

Industry Classifications. The fund will use the Morgan Stanley Capital International and S&P Global Industry Classification Standard (GICS) to determine industry classifications. This system is a more detailed classification system that allows companies to be categorized with companies of comparable economic characteristics and not be classified with companies that might vary significantly from each other.

Investment Restrictions. If a percentage investment restriction, other than a restriction on borrowing, is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the following restrictions.

Unless designated as such, none of the fund's policies is fundamental.

Fundamental Investment Restrictions. The fund will not change any of the following investment restrictions without the affirmative vote of a majority of the outstanding voting securities of the fund, which, as used herein, means the lesser of: (1) 67% of the fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the fund are represented either in person or by proxy, or (2) more than 50% of the fund's outstanding shares.

The fund may not:

1.   Issue senior  securities,  except as permitted under the Investment Company
     Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2. Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3. Engage in the business of underwriting securities, except to the extent that the fund may be deemed an underwriter in connection with the disposition of portfolio securities.

4. Purchase or sell real estate, which term does not include securities of companies which deal in real estate and/or mortgages or investments secured by real estate, or interests therein, except that the fund reserves freedom of action to hold and to sell real estate acquired as a result of the fund's ownership of securities.

5.   Purchase physical commodities or contracts related to physical commodities.

6. Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

7. Concentrate its investments in a particular industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

8. The fund's current intention is not to borrow money except for temporary or emergency purposes. The fund's current intention is not to make loans.

Non-Fundamental Investment Restrictions. The following investment restrictions may be changed by the board of trustees without a shareholder vote.

The fund may not:

1. Purchase securities on margin or make short sales, except (i) short sales against the box, (ii) the fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin or selling securities short.

2. Borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of a fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

3.   Invest more than 15% of its net assets in illiquid securities.

4.   Invest more than 5% of its net assets in options.

                               VALUATION OF SHARES

A  portfolio   security   listed  or  traded  on  an  exchange  in  domestic  or
international markets is valued at the last reported sale price of the primary exchange on which it trades before the time when the fund values assets. Lacking any sales on the principal exchange that day, the security is valued at the mean between the last reported bid and ask prices, if available. Securities traded on more than one market are valued according to the broadest and most representative market.

Equity  securities  traded on NASDAQ are valued at the NASDAQ  Official  Closing
Price.  If there are no sales  that  day,  securities  traded on NASDAQ  will be valued at the mean between the bid and ask quotation, if available. Over-the-counter securities are valued at the mean between the last bid and ask quotation, if available.

Municipal debt securities and long-term U.S. government obligations are each valued by a pricing service that utilizes a matrix pricing system to value such securities. Debt securities with maturities of 60 days or less at the time of purchase are valued based on amortized cost. This involves valuing an instrument at its cost initially and applying, after a constant rate of amortization for any discount or accretion for any premium to the securities maturity date, despite the impact of fluctuating interest rates on the market value of the instrument.

If market quotations are not readily available, or when the portfolio management team believes that a readily available market quotation or other valuation produced by the fund's valuation policies is not reliable, the fund values the assets at fair value using procedures established by the board of trustees. The trustees have delegated pricing authority to the fair valuation committee of the adviser for certain pricing issues, as defined in the valuation policy.

Calculation of net asset value ("NAV") may not take place at the same time as the determination of the prices of a portfolio security used in such calculations. Events affecting the value of securities that occur between the time prices are established and the New York Stock Exchange closes are not reflected in the calculation of net asset value unless the fair valuation committee decides that the event would materially affect the net asset value. These events may include corporate actions relating to the issuer, natural disasters affecting the issuer's operations, governmental actions that affect securities in a country or region and significant market activity. If the event would materially affect the fund's net asset value, the security will be fair valued by the fair valuation committee, or at its discretion, by an independent fair valuation vendor.

NAV is calculated in U.S. dollars. Assets and liabilities valued in another country are converted to U.S. dollars using the exchange rate in effect at approximately 11:00 a.m. Eastern time.


                         INVESTMENT STRATEGIES AND RISKS

The following information supplements the discussion of the fund's investment strategies and risks in the fund's prospectus.

Under normal market conditions, at least 80% of the fund's net assets (plus any borrowing for investment purposes) will be invested in equity securities such as common stocks, preferred stock, convertible securities, rights and warrants, participatory notes, and depositary receipts and debt instruments such as government bonds, treasury bills, freely transferable promissory notes, bank debt, commercial paper and convertible securities of companies located in India and surrounding countries of the India subcontinent ("India Region"). The India Region is defined as India, Pakistan, Sri Lanka and Dubai. If the fund intends to change the 80% policy, the fund will provide shareholders with at least 60 days' prior notice of such change. Any notice of a change will be made in accordance with Rule 35d-1(c) under the 1940 Act.

The fund will only invest up to fifteen percent of its total net assets in debt instruments including debt instruments of India and non-India Issuers.

Non-Diversification. The India Fund has elected to be classified as a non-diversified series of an open-end investment company. For a diversified fund, with respect to 75% of its total assets, the securities of any one issuer will not amount to any more than 5% of the value of the fund's total assets or 10% of the outstanding voting securities of any single issuer. Under certain conditions, a non-diversified fund may invest without limit in the securities of any single issuer, subject to certain limitations of the Internal Revenue Code. The fund will comply with the diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. Because the fund may invest a greater proportion of its assets in the obligations of a small number of issuers, changes in the financial condition or market assessment of a single issuer may cause greater fluctuation and volatility in the fund's total return or asset valuation than if the fund were required to hold smaller positions of the securities of a larger number of issuers.

Market Risk. Investments in equity and debt securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, quality ratings, and other factors beyond the fund's control. The return and net asset value of the fund will fluctuate.

Securities Lending. The fund may lend its portfolio securities to qualified dealers or other institutional investors. When lending securities, the fund will receive cash, U.S. Government obligations, or irrevocable letters of credit as collateral for the loan. The fund may invest cash collateral in repurchase agreements, including repurchase agreements collateralized with non-governmental securities. Under the terms of the fund's current securities lending agreement, the fund's lending agent has guaranteed performance of the obligation of each borrower and each counter party to each repurchase agreement in which cash collateral is invested.

Lending portfolio securities exposes the fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash or high-quality securities, with the fund's custodian in an amount at least equal to the market value of the loaned securities. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the fund could experience delays and costs in recovering the securities loaned.

Borrowing. The fund may have to deal with unpredictable cash flows as shareholders purchase and redeem shares. Under adverse conditions, the fund might have to sell portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, frequent purchases and sales of portfolio securities tend to decrease fund performance by increasing transaction expenses.

The fund may deal with unpredictable cash flows by borrowing money. Through such borrowings, the fund may avoid selling portfolio securities to raise cash to pay for redemptions at a time when investment considerations would not favor such sales. In addition, the fund's performance may be improved due to a decrease in the number of portfolio transactions. After borrowing money, if subsequent shareholder purchases do not provide sufficient cash to repay the borrowed monies, the fund will liquidate portfolio securities in an orderly manner to repay the borrowed monies.

To the extent that the fund borrows money before selling securities, the fund would be leveraged such that the fund's net assets may appreciate or depreciate more than an unleveraged portfolio of similar securities. Since substantially all of the fund's assets will fluctuate in value and whereas the interest obligations on borrowings may be fixed, the net asset value per share of the fund will increase more when the fund's portfolio assets increase in value and decrease more when the fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns that the fund earns on portfolio securities. Under adverse conditions, the fund might be forced to sell portfolio securities to meet interest or principal payments at a time when market conditions would not be conducive to favorable selling prices for the securities.

Temporary Defensive Investment. For temporary defensive purposes during periods that, in the Subadviser's opinion, present the fund with adverse changes in the economic, political or securities markets, the fund may seek to protect the capital value of its assets by temporarily investing up to 100% of its assets in: U.S. Government securities, short-term indebtedness, money market instruments, or other high grade cash equivalents, each denominated in U.S. dollars or any other freely convertible currency; or repurchase agreements. When the fund is in a defensive investment position, it may not achieve its investment objective.

Commercial Paper and Other Money Market Instruments. Commercial paper consists of short-term (usually from one to two hundred-seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the fund's restriction on illiquid investments unless, in the judgment of the Subadviser, such note is liquid.

The fund may invest in short-term bank debt instruments such as certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the United States securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, foreign exchange rates, expropriation or confiscatory taxation, limitation of the removal of funds or other assets of the fund, political or financial instability or diplomatic and other developments that could affect such investment. In addition, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States are, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

American Depository Receipts and Global Depository Receipts. ADRs are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depository receipts in registered form are designed for use in the U.S. securities market, and depository receipts in bearer form are designed for use in securities markets outside the United States. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the United States; and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. For purposes of the fund's investment policies, the fund's investments in depository receipts will be deemed investments in the underlying securities.

India Region Markets. Investing in the India Region markets involves risks and special considerations not typically associated with investing in other more established economies or securities markets. Investors should carefully consider their ability to assume the risks listed below before making an investment in the fund. Investing in emerging markets is considered speculative and involves the risk of total loss. Because the fund's investments will be subject to the market fluctuations and risks inherent in all investments, there can be no assurance that the fund's stated objective will be realized. The fund's Adviser and Subadviser will seek to minimize these risks through professional management and investment diversification. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Risks of investing in the India Region markets include:

1. Foreign investments in securities of issuers in greater India countries is usually restricted or controlled to some degree. In India, "Foreign Institutional Investors" (FIIs) may predominately invest in exchange traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in the guidelines for Direct Foreign Investments by FIIs in India (Guidelines) published in a press note dated September 14, 1992, issued by the government of India, Ministry of Finance, Investment
     Division. FIIs have to apply for registration to the Securities and Exchange Board of India (SEBI) and to the reserve bank of India for permission to trade in Indian securities. The Guidelines require SEBI to take into account the track record of the FII, its professional competence, financial soundness, experience and other relevant criteria. SEBI must also be satisfied that suitable custodial arrangements are in place for the Indian securities. FIIs are required to observe certain investment restrictions, including an account ownership ceiling of 5% of the total issued share capital of any one company. In addition, the shareholding of all registered FIIs, together with the holdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed 40% of the issued share capital of any one company (subject to that company's approval). Only registered FIIs and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange- traded Indian securities. Under normal circumstances , income, gains, and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes.

2. A significant proportion of the shares of many issuers in the India Region may be held by a small group of individuals, corporations or institutions who may also be related or affiliated with one another. Regulations may restrict the percentage of shares that can be held by foreign investors. This may affect the number of shares available to the public and therefore the price at which the fund may sell its shares.

3. Certain investments in the India Region are traded on the OTC markets and despite the large number of stock exchanges, there may not be an organized public market for such securities;

4. The risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries. Courts in the India Region lack experience in commercial dispute resolution and many of the procedural remedies for enforcement and protection of legal rights. Furthermore, difficulties may be encountered enforcing judgments of foreign courts in India or of their respective courts in foreign jurisdictions;

5. The economic systems and governments in India suffer from pervasive corruption. The social and economic difficulties resulting from the problems of corruption and organized crime may adversely affect the value of the fund's investments or the ability of the fund to protect its assets against theft or fraud;

6. Banks in the India Region may be subject to the risk of insolvency due to concentrated debtor risk;

7. The risk that enterprises in which the fund invests may be or become subject to unduly burdensome and restrictive regulation affecting the commercial freedom of the invested company and thereby diminishing the value of the fund's investment in that company. Restrictive or over regulation may therefore be a form of indirect nationalization;

8. The fact that the Subadviser may engage in hedging transactions in an attempt to hedge the fund's foreign securities investments back to the U.S. dollar when, in its judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Subadviser attempts to minimize currency risk through hedging activities. While currency hedging may reduce portfolio volatility, there are costs associated with such hedging, including the loss of potential profits, losses on hedging transactions, and increased transaction expenses;

9. In India a tax of 10% plus surcharge is currently imposed on gains from sales of equities held more than one year and 30% plus surcharge if securities are held less than one year. Pakistan currently imposes a 10% tax on dividends and 40% on interest income and no withholding tax on capital gains from listed shares. SRI Lanka imposes a 10% tax on dividends and 15% on interest but does not impose a capital gain on shares.

When-Issued or Delayed-Delivery Securities. The fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a when-issued or delayed-delivery basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based on changes in the general level of interest rates. Purchasing a security on a when-issued or delayed-delivery basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The fund will segregate liquid securities in an amount at least equal in value to the fund's commitments to purchase securities on a when-issued or delayed-delivery basis. If the value of these segregated assets declines, the fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Lower-Rated and Unrated Debt Securities. The fund may invest up to 5% of its total assets in debt rated less than investment grade (or unrated) by Standard & Poor's Corporation (Chicago), Moody's Investors Service (New York), Duff & Phelps (Chicago), Fitch Ratings (New York), Thomson Bankwatch (New York), Canadian Bond Rating Service (Montreal), Dominion Bond Rating Service (Toronto), IBCA (London), The Japan Bond Research Institute (Tokyo), Japan Credit Rating Agency (Tokyo), Nippon Investors Service (Tokyo), or S&P-ADEF (Paris). In calculating the 5% limitation, a debt security will be considered investment grade if any one of the above listed credit rating agencies rates the security as investment grade.

Overall, the market for lower-rated or unrated bonds may be thinner and less active, such bonds may be less liquid, and their market prices may fluctuate more than those of higher-rated bonds, particularly in times of economic change and market stress. In addition, because the market for lower-rated or unrated corporate debt securities has in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructuring, past experience may not provide an accurate indication of the future performance of that market or of the frequency of default, especially during periods of economic recession. Reliable objective pricing data for lower-rated or unrated bonds may tend to be more limited; in that event, valuation of such securities in the fund's portfolio may be more difficult and will require greater reliance on judgment.

Since the risk of default is generally higher among lower-rated or unrated bonds, the Subadviser's research and analysis are especially important in the selection of such bonds, which are often described as "high yield bonds" because of their generally higher yields and referred to figuratively as "junk bonds" because of their greater risks.

In selecting lower-rated bonds for investment by the fund, the Subadviser does not rely exclusively on ratings, which in any event evaluate only the safety of principal and interest, not market value risk, and which furthermore, may not accurately reflect an issuer's current financial condition. The fund does not have any minimum rating criteria for its investments in bonds. Through portfolio diversification, good credit analysis, and attention to current developments and trends in interest rates and economic conditions, investment risk can be reduced, although there is no assurance that losses will not occur.

Restricted and Illiquid Securities. The fund may invest up to 15% of its net assets in illiquid securities. The fund may, from time to time, purchase securities that are subject to restrictions on resale. While such purchases may be made at an advantageous price and offer attractive opportunities for investment not otherwise available on the open market, the fund may not have the same freedom to dispose of such securities as in the case of the purchase of securities in the open market or in a public distribution. These securities may often be resold in a liquid dealer or institutional trading market, but the fund may experience delays in its attempts to dispose of such securities. If adverse market conditions develop, the fund may not be able to obtain as favorable a price as that prevailing at the time the decision is made to sell. In any case, where a thin market exists for a particular security, public knowledge of a proposed sale of a large block may have the effect of depressing the market price of such securities.

Convertible Securities. The fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks, and other securities that are convertible into or exchangeable for another security, usually common stock. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically increases or declines as the market value of the underlying common stock increases or declines, although usually not to the same extent. Convertible securities generally offer lower yields than non-convertible fixed income securities of similar quality because of their conversion or exchange features. Convertible bonds and convertible preferred stock typically have lower credit ratings than similar non-convertible securities because they are generally subordinated to other similar but non-convertible fixed income securities of the same issuer.

Repurchase Agreements. The fund may invest a portion of its assets in repurchase agreements with United States broker-dealers, banks and other financial institutions, provided the fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, the fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed upon interest rate during the time of investment. All repurchase agreements may be collateralized by United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters an insolvency proceeding, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declined before liquidation. To minimize the risk of loss, the fund will enter into repurchase agreements only with institutions and dealers that the Adviser (or Subadviser) considers creditworthy.

Government and Corporate Debt. U.S. Government obligations include securities, which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities, which have been established or sponsored by the United States Government. U.S. Treasury obligations are backed by the "full faith and credit" of the U.S. Government. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds. Agencies or instrumentalities established by the United States Government include the Federal Home Loan Bank, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association.

Also included are the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Bank, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the United States Treasury. Securities issued by such agencies or instrumentalities are neither incurred nor guaranteed by the U.S. Treasury.

Quality Ratings of Corporate Bonds. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group for corporate bonds in which the fund may invest are as follows:

     Moody's Investors Service, Inc. Aaa: Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds, which are rated Aa, are judged to be of high quality by all standards. Together with the Aaa group, they comprise what is generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa: Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Standard & Poor's Ratings Group. AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB and B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B the higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Other Rights to Acquire Securities. The fund may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately before termination. These securities are generally exercisable at premiums above the value of the underlying securities at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of the fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

Derivative Securities. The fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, options on currencies or currency futures. The fund may invest in derivative securities for hedging, risk management, or portfolio management purposes, but not for speculation, and it will comply with applicable regulatory requirements when implementing these strategies, techniques, and instruments.

Derivative securities may be used to attempt (1) to protect against possible changes in the market value of securities held in or to be purchased for the fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, (4) to manage the effective maturity or duration of the fund's portfolio, or (5) to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The fund's ability to successfully use these derivative securities will depend upon the Subadviser's ability to predict pertinent market movements, and cannot be assured. Engaging in derivative securities will increase transaction expenses and may result in a loss that exceeds the principal invested in the transactions.

Derivative securities have risk associated with them including possible default by the other party to the transaction, liquidity and, to the extent the Subadviser's view as to certain market movements is incorrect, the risk that the use of such derivative securities could result in losses greater than if they had not been used. Use of put and call options may result in losses to the fund. For example, selling call options may force the sale of portfolio securities at inopportune times or for lower prices than current market values. Selling call options may also limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell. The use of currency transactions can result in the fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the fund's position. In addition, futures and option markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction, and substantial losses might be incurred. However, the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position. At the same time, they tend to limit any potential gain that might result from an increase in value of such position. Finally, the daily variation margin requirement for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of derivative securities would reduce net asset value, and possibly income, and such losses can be greater than if the derivative securities had not been used.

The fund's activities involving strategic transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

Futures Contracts. The fund may sell futures contracts to hedge against a decline in the market price of securities it owns or to defend the portfolio against currency fluctuations. When the fund establishes a short position by selling a futures contract, the fund will be required to deposit with the broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount (initial margin). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract and is returned to the fund upon termination of the futures contract assuming all the fund's contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker will be made on a daily basis as the price of the underlying currency or stock index fluctuates making a short position in the futures contract more or less valuable, a process known as "marking-to-market." For example, when the fund has sold a currency futures contract and the prices of the stocks included in the underlying currency have fallen, that position will have increased in value and the fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the fund has sold a currency futures contract and the prices of the underlying currency have risen, the position would be less valuable and the fund would be required to make a variation margin payment to the broker. At any time before expiration of the futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the fund, and it realizes a loss or a gain.

There is a risk  that  futures  contract  price  movements  will  not  correlate perfectly with movements in the value of the underlying stock index. For a number of reasons the price of the stock index future may move more than or less than the price of the securities that make up the index. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the stock market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

There is an additional risk that a liquid secondary trading market may not exist at all times for these futures contracts, in which event the fund might be unable to terminate a futures position at a desired time. Positions in stock index futures may be closed out only on an exchange or board of trade that provides a secondary market for such futures. Although the fund intends to purchase futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time, and in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Options. The fund may sell call options or purchase put options on futures contracts to hedge against a decline in the market price of securities that it owns or to defend the portfolio against currency fluctuations. Options on futures contracts differ from options on individual securities in that the exercise of an option on a futures contract does not involve delivery of an actual underlying security. Options on futures contracts are settled in cash only. The purchaser of an option receives a cash settlement amount and the writer of an option is required, in return for the premium received, to make delivery of a certain amount if the option is exercised. A position in an option on a futures contract may be offset by either the purchaser or writer by entering into a closing transaction, or the purchaser may terminate the option by exercising it or allowing it to expire.

The risks associated with the purchase and sale of options on futures contracts are generally the same as those relating to options on individual securities. However, the value of an option on a futures contract depends primarily on movements in the value of the currency or the stock index underlying the futures contract rather than in the price of a single security. Accordingly, the fund will realize a gain or loss from purchasing or writing an option on a futures contract as a result of movements in the related currency or in the stock market generally rather than changes in the price for a particular security. Therefore, successful use of options on futures contracts by the fund will depend on the Subadviser's ability to predict movements in the direction of the currency or stock market underlying the futures contract. The ability to predict these movements requires different skills and techniques than predicting changes in the value of individual securities.

Because index options are settled in cash, the fund cannot be assured of covering its potential settlement obligations under call options it writes on futures contracts by acquiring and holding the underlying securities. Unless the fund has cash on hand that is sufficient to cover the cash settlement amount, it would be required to sell securities owned in order to satisfy the exercise of the option.

Segregated Assets and Covered Positions. When purchasing a stock index futures contract, selling an uncovered call option, or purchasing securities on a when-issued or delayed-delivery basis, the fund will restrict cash that may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed-delivery basis, the amount of restricted cash or liquid securities will be at least equal to the fund's when-issued or delayed-delivery commitments.

The restricted cash or liquid securities will be identified either as being restricted in the fund's accounting records or as physically segregated in a separate account at Brown Brothers Harriman & Co., the fund's custodian. For the purpose of determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

Many derivative securities, such as futures contracts and options, in addition to other requirements, require that the fund segregate with its custodian cash or liquid securities (regardless of type) having an aggregate value, measured on a daily basis, at least equal to the amount of the obligations requiring segregation to the extent that the obligations are not otherwise covered through ownership of the underlying security, financial instrument or currency. In general, the full amount of any obligation of the fund to pay or deliver securities or assets must be covered at all times by (1) the securities, instruments or currency required to be delivered, or (2) subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must either be identified as restricted in the fund's accounting records or be physically segregated in a separate account at the fund's custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For determining the adequacy of the liquid securities that have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by the fund.

The fund could cover a call option that it has sold by holding the same currency or security (or, in the case of a stock index, a portfolio of stock substantially replicating the movement of the index) underlying the call option. The fund may also cover a call option by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the fund. The fund could cover a call option that it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The fund could also cover a call option that it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the fund.

Foreign Currency Transactions. Investments in foreign companies usually involve use of currencies of foreign countries. The fund also may hold cash and cash-equivalent investments in foreign currencies. The value of the fund's assets as measured in U.S. dollars will be affected by changes in currency exchange rates and exchange control regulations. The fund may, as appropriate markets are developed, but is not required to, engage in currency transactions including cash market purchases at the spot rates, forward currency contracts, exchange listed currency futures, exchange listed and over-the-counter options on currencies, and currency swaps for two purposes. One purpose is to settle investment transactions. The other purpose is to try to minimize currency risks.

Possible losses from changes in currency exchange rates are primarily a risk of unhedged investing in foreign securities. While a security may perform well in a foreign market, if the local currency declines against the U.S. dollar, gains from the investment can disappear or become losses. The Subadviser may utilize forward foreign currency transactions in an attempt to hedge the fund's investments in foreign securities back to the U.S. dollar when, in the Subadviser's judgment, currency movements affecting particular investments are likely to harm the performance of the fund. Typically, currency fluctuations are more extreme than stock market fluctuations. Accordingly, the strength or weakness of the U.S. dollar against foreign currencies may account for part of the fund's performance even when the Subadviser attempts to minimize currency risk through hedging activities

All currency transactions involve a cost. Although foreign exchange dealers generally do not charge a fee, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Commissions are paid on futures, options and swaps transactions, and options require the payment of a premium to the seller.

A forward contract involves a privately negotiated obligation to purchase or sell at a price set at the time of the contract with delivery of the currency generally required at an established future date. A futures contract is a standardized contract for delivery of foreign currency traded on an organized exchange that is generally settled in cash. An option gives the right to enter into a contract. A swap is an agreement based on a nominal amount of money to exchange the differences between currencies.

The fund will generally use spot rates or forward contracts to settle a security transaction or handle dividend and interest collection. When the fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment in dollars. By entering into a spot rate or forward contract, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

The fund may use forward or futures contracts, options, or swaps when the Subadviser believes the currency of a particular foreign country may suffer a substantial decline against another currency. For example, it may enter into a currency transaction to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the fund's portfolio securities denominated in such foreign currency. The precise matching of the securities transactions and the value of securities involved generally will not be possible. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term strategy is highly uncertain.

The fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies in which the fund has (or expects to have) portfolio exposure.

The fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and simultaneously buy U.S. dollars. The amount of the contract would not exceed the value of the fund's securities denominated in linked securities.

The fund will not enter into a currency transaction or maintain an exposure as a result of the transaction when it would obligate the fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. The fund will designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating the transaction. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitment.

On the settlement date of the currency transaction, the fund may either sell portfolio securities and make delivery of the foreign currency or retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting position. It is impossible to forecast what the market value of portfolio securities will be on the settlement date of a currency transaction. Accordingly, it may be necessary for the fund to buy additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the securities are less than the amount of foreign currency the fund is obligated to deliver and a decision is made to sell the securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received on the sale of the portfolio securities if its market value exceeds the amount of foreign currency the fund is obligated to deliver. The fund will realize gains or losses on currency transactions.

The fund may also buy put options and write covered call options on foreign currencies to try to minimize currency risks. The risk of buying an option is the loss of premium. The risk of selling (writing) an option is that the currency option will minimize the currency risk only up to the amount of the premium, and then only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy the underlying currency at the loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund may also be required to forego all or part of the benefits that might otherwise have been obtained from favorable movements on exchange rates. All options written on foreign currencies will be covered; that is, the fund will own securities denominated in the foreign currency, hold cash equal to its obligations or have contracts that offset the options.

The fund may construct a synthetic foreign currency investment, sometimes called a structured note, by (a) purchasing a money market instrument that is a note denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because the availability of a variety of highly liquid short-term U.S. dollar market instruments, or notes, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency.


                               PORTFOLIO TURNOVER

The Subadviser buys and sells securities for the fund to accomplish the fund's investment objective. The fund's investment policy may lead to frequent changes in investments, particularly in periods of rapidly changing markets. The fund's investments may also be traded to take advantage of perceived short-term disparities in market values. A change in the securities held by the fund is known as "portfolio turnover."

The fund does not intend to use short-term trading as a primary means of achieving its investment objectives. However, the fund's rate of portfolio turnover will depend on market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Subadviser. High turnover involves correspondingly greater commission expenses and transaction costs and increases the possibility that the fund would not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. High turnover may result in the fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains that the fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income and excise taxes (see "Tax Status").


                      PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to protect the confidentiality of fund holdings and prevent the selective disclosure of nonpublic information about fund portfolio holdings. The Trust publicly discloses holdings of all funds in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the Securities and Exchange Commission. Portfolio information is provided to the fund service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities, such as the fund custodians, fund accountants, investment adviser and subadvisers, independent public accountants, attorneys, officers and trustees and each of their respective affiliates and advisers, and are subject to duties of confidentiality, including a duty not to trade on nonpublic information, imposed by law and/or contract.

Periodically, the Trust or its duly authorized service providers may distribute certain fund information such as top ten holdings, sector holdings and other portfolio characteristic data before such information is required to be disclosed pursuant to regulatory requirements, provided that the information has been publicly disclosed via the fund website or otherwise, typically 30 days after quarter end.

There are numerous mutual fund evaluation services such as Standard & Poor's, Morningstar, or Lipper Analytical Services, that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes including style, capitalization, maturity, yield, beta, etc. These services then distribute the results of their analysis to the public and/or paid subscribers. In order to facilitate the review of the funds by these services, the funds may distribute (or authorize their service providers to distribute) portfolio holdings to such services before their public disclosure is required as discussed above. These service providers must sign a written confidentiality agreement and must not distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling the funds before the portfolio holdings or results of the analysis become public information. The Adviser receives no compensation for disclosure of portfolio holdings.

The adviser/subadvisers of the funds may periodically distribute a list of the issuers and securities that are covered by their research department as of a particular date. The list of issuers and securities may represent securities currently held by the funds and securities that may be purchased for the funds. In no case will a list specifically identify an issuer's securities as either currently held or anticipated to be held by the funds or identify fund position sizes.

The Board has approved the Trust's portfolio holdings disclosure policy and procedures and must approve any material change to such policy. The Board oversees the monitoring of this policy, and exceptions to the policy must be approved by the funds' Chief Compliance Officer. The board may also impose additional restrictions on the dissemination of portfolio information beyond those found in the policies and procedures. Any violation of the policies and procedures that constitutes a material compliance matter, and any waiver or exception to the policies and procedures will be reported to the Board.


                             MANAGEMENT OF THE FUND

The Trust's board of trustees manages the business affairs of the Trust. The Trustees establish policies and review and approve contracts and their continuance. Trustees also elect the officers and select the Trustees to serve as audit committee members. The Trustees and officers of the Trust and their principal occupations during the past five years are set forth below.



                                              NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------

                                        TERM OF(2)                                NUMBER OFPORTFOLIOS     OTHER
                         POSITIONS      OFFICE AND                                PORTFOLIOS IN           DIRECTORSHIPS
NAME                     HELD           LENGTH       PRINCIPAL                    FUND COMPLEX            IN FUND
(AGE)                    WITH           OF TIME      OCCUPATION(S)                OVERSEEN                HELD BY TRUSTEE
ADDRESS(1)               TRUST          SERVED       DURING PAST 5 YEARS          BY TRUSTEE
----------------------- -------------- ------------ ---------------------------   ----------------        -------------------
J. Michael Belz          Trustee       1998          President and Chief          Fourteen                None
(52)                                   to            Executive Officer of
                                       present       Catholic Life Insurance
                                                     since 1984.
----------------------- -------------- ------------ ---------------------------   ----------------        -------------------
Richard E. Hughs        Trustee        1994          School of Business, State     Five                   None
(69)                                   to            University of New York at
                                       present       Albany: Professor Emeritus
                                                     since September 2001,
                                                     Professor from 1990 to 2001,
                                                     Dean from 1990 to 1995;
                                                     Director of MBA program
                                                     from 1996 to 2001.
----------------------- -------------- ------------ ---------------------------   ----------------        -------------------
Clark R. Mandigo        Trustee        1993          Restaurant operator,          Fourteen               Director, Lone
(62)                                   to            business consultant since                            Star Steakhouse &
                                       present       1991.                                                Saloon, Inc.
                                                                                                          since 1992.

--------------------------------------------------------------------------------------------------------------------

     (1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

     (2) Each elected or appointed Trustee shall serve for six years or until termination of the fund or the Trustee's death, resignation or removal, whichever occurs first. A Trustee may be elected or appointed for additional terms. Under the Trust's current retirement policy, an Independent Trustee will not be renominated for election by shareholders in the calendar year of the Trustee's seventy-second birthday. If the Fund does not have an election by shareholders in that year, retirement will take effect no later than the end of the calendar year of his or her seventy-second birthday.



                                              INTERESTED TRUSTEES (2)
--------------------------------------------------------------------------------------------------------------------

                                      TERM OF(2)                                  NUMBER OFPORTFOLIOS     OTHER
                        POSITIONS     OFFICE AND                                  PORTFOLIOS IN           DIRECTORSHIPS
NAME                    HELD          LENGTH         PRINCIPAL                    FUND COMPLEX            IN FUND
(AGE)                   WITH          OF TIME        OCCUPATION(S)                OVERSEEN                HELD BY TRUSTEE
ADDRESS(1)              TRUST         SERVED         DURING PAST 5 YEARS          BY TRUSTEE
---------------------- -------------  -------------  --------------------------   ---------------         ---------------------
Frank E. Holmes        Trustee,       1989 to        Director, Chief              Fourteen                Director of 71316
(51)                   Chief          present        Executive Officer, and                               Ontario, Inc. since
                       Executive                     Chief Investment Officer                             April 1987 and of
                       Officer,                      of the Adviser. Since                                F. E. Holmes
                       President,                    October 1989, Mr. Holmes                             Organization, Inc.
                       Chief                         has served and continues                             since July 1978.
                       Investment                    to serve in various                                  Chairman of the
                       Officer                       positions with the                                   Board of Directors
                                                     Adviser, its                                         of Endeavor Mining
                                                     subsidiaries, and the                                since October 2005.
                                                     investment companies it
                                                     sponsors.





                                              INTERESTED TRUSTEES (2)
--------------------------------------------------------------------------------------------------------------------

                                      TERM OF(2)                                  NUMBER OFPORTFOLIOS     OTHER
                        POSITIONS     OFFICE AND                                  PORTFOLIOS IN           DIRECTORSHIPS
NAME                    HELD          LENGTH         PRINCIPAL                    FUND COMPLEX            IN FUND
(AGE)                   WITH          OF TIME        OCCUPATION(S)                OVERSEEN                HELD BY TRUSTEE
ADDRESS(1)              TRUST         SERVED         DURING PAST 5 YEARS          BY TRUSTEE
---------------------- -------------  -------------  --------------------------   ---------------         ---------------------

     (1) Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.

     (2) Mr. Holmes is an "interested person" of the Trust by virtue of his position with U.S. Global Investors, Inc., the Adviser.


--------------------------------------------------------------------------------------------------------------------
                                                     OFFICERS

                                          TERM OF(2)
                        POSITIONS         OFFICE AND
NAME                    HELD              LENGTH                  PRINCIPAL
(AGE)                   WITH              OF TIME                 OCCUPATION(S)
ADDRESS(1)              TRUST             SERVED                  DURING PAST 5 YEARS
----------------------  -------------      -------------           --------------------------
Susan B. McGee (47)     Executive Vice    1997 to                 President and General Counsel of the Adviser. Since
                        President,        present                 September 1992, Ms. McGee has served and continues to
                        Secretary,                                serve in various positions with the Adviser, its
                        General Counsel                           subsidiaries, and the investment companies it sponsors.

---------------------   ---------------   -------------           --------------------------------------------------------
Catherine Rademacher    Treasurer        2004 to                  Treasurer of the Trust and Chief Financial Officer of
(46)                                     present                  the Adviser since August 2004. Controller of the Adviser
                                                                  from April 2004 until August 2004. Associate with
                                                                  Resources Connection from July 2003 to February 2004.
                                                                  Recruiting Manager with Robert Half International from
                                                                  November 2002 to June 2003. Controller of Luby's Inc.
                                                                  from June 2000 to October 2002. Assistant Controller of
                                                                  Hunt Building Corp. from April 1995 to October 1998.


(1)   Address, unless otherwise noted, is: 7900 Callaghan Road, San Antonio, TX 78229.


The Board of Trustees has an audit committee. The audit committee is responsible for monitoring the fund's accounting policies, financial reporting and internal control system; monitoring the work of the fund's independent accountants;
providing an open avenue of communication among the independent accountants, fund management and the Board. The audit committee is made up of Messrs. Belz, Hughs, and Mandigo, all of whom are non-interested Trustees of the Trust. The audit committee held four meetings during the fiscal year ended October 31, 2006.


                             OWNERSHIP OF THE FUNDS

As of December 31, 2005, each Trustee beneficially owned that amount of fund shares and shares in all funds overseen by the Trustee in the fund complex as indicated by the dollar range set forth below.


NAME OF TRUSTEE                  DOLLAR RANGE OF EQUITY                      AGGREGATE DOLLAR RANGE OF EQUITY
                                 SECURITIES IN THE FUND                      SECURITIES IN ALL REGISTERED INVESTMENT
                                 HELD AS OF 12/31/05 (1)                     COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
                                                                             OF INVESTMENT COMPANIES

----------------------            --------------------------------           ------------------------------------------
INTERESTED TRUSTEE
======================
Frank E. Holmes                  -0-
-----------------------          --------------------------------            -------------------------------------------

NON-INTERESTED TRUSTEES
---------------------------
J. Michael Belz                  -0-
---------------------------
Richard E. Hughs                 -0-

Clark R. Mandigo                 -0-


 (1) The fund commenced operations on November 1, 2006


The following table provides information on compensation paid by the Trust to each of the Trustees and the Trust's Chief Compliance Officer for the fiscal period ended October 31, 2006 . As shown in the table, the Trust is not responsible for compensation of the interested trustee of the Trust.

                                  COMPENSATION

NAME AND POSITION                  TOTAL COMPENSATION FROM U.S.                 TOTAL COMPENSATION FROM U.S. GLOBAL FUND
                                   ACCOLADE FUNDS (2)                           COMPLEX (1) TO TRUSTEES
---------------------              ---------------------------------            ------------------------------------------
INTERESTED TRUSTEE
======================
Frank E. Holmes, Trustee, Chief
Executive Officer, President       None                                         None

---------------------              ---------------------------------            ------------------------------------------
NON-INTERESTED TRUSTEES
------------------------
J. Michael Belz, Trustee
-------------------------
Richard E. Hughs, Trustee

Clark R. Mandigo, Trustee
--------------------------
CHIEF COMPLIANCE OFFICER
---------------------------       ---------------------------------             ------------------------------------------

Charles Lutter, Jr., Chief
Compliance Officer

----------------------------      ---------------------------------             ------------------------------------------

(1) Total compensation paid by U.S. Global fund complex for fiscal period ended October 31, 2006. As of this date, there were thirteen funds in the complex. Messrs. Holmes, Belz, and Mandigo serve on the Boards of all thirteen fund portfolios. Dr. Hughs served on the Board of four fund portfolios.
(2)   Includes compensation related to four fund portfolios.


                                 CODE OF ETHICS

The Trust, the Adviser, the Subadviser, and the Distributor have each adopted a Code of Ethics (the "Code") in accordance with Rule 17j-1 under the Investment Company Act of 1940 (the "1940 Act"). The Code allows access persons to purchase and sell securities for their own accounts, subject to certain reporting requirements and trading restrictions. The Code prohibits all persons subject to the Code from purchasing or selling any security if such person knows or reasonably should know at the time of the transaction that the security was being purchased or sold or was being considered for such purchase or sale by the fund for a certain prescribed period of time. The foregoing description is qualified in its entirety by the Code, a copy of which has been filed with the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

The Board of Trustees of the Trust determined that it is in the best interest of the Trust to hire Institutional Shareholder Services (ISS) as proxy voting agent and to provide vote disclosure services for the funds. Pursuant to the Board's direction, ISS, a proxy voting and consulting firm, will receive proxy-voting statements, provide information and research, make proxy vote recommendations, vote the proxies and handle the administrative functions associated with the voting of client proxies. The proxy voting guidelines developed by ISS are set forth in the ISS U.S. Proxy Voting Guidelines Summary and Concise International Proxy Voting Guidelines. The Board also directed the Adviser and Subadviser to monitor proxy-voting issues and provide any recommendations to the board on any particular proxy vote consistent with their investment management and fiduciary duties. The Board may, on its own or based upon a recommendation of the Adviser or Subadviser, vote contrary to the ISS recommendation, if it determines it would be in the best interest of the fund to do so.

VOTING PROCEDURES

Upon receipt of proxy statements on behalf of the Trust, ISS will notify the Compliance Director of the Adviser of the voting deadlines and provide a summary of its vote recommendations and rationale for each proxy. The Compliance Director will forward to the Subadviser ISS's vote recommendation for the fund for the Subadviser to monitor.


              ISS 2006 U.S. PROXY VOTING GUIDELINES CONCISE SUMMARY

The following is a concise summary of ISS's 2006 U.S. proxy voting policy guidelines.
1. AUDITORS
Ratifying Auditors
Vote FOR proposals to ratify auditors, unless:

     o An auditor has a financial interest in or association with the company, and is therefore not independent;
     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
     o Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS
Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
     o Composition of the board and key board committees;
     o Attendance at board and committee meetings;
     o Corporate governance provisions and takeover activity;
     o Disclosures under Section 404 of the Sarbanes-Oxley Act;
     o Long-term company performance relative to a market and peer index;
     o Extent of the director's investment in the company;
     o Existence of related party transactions;
     o Whether the chairman is also serving as CEO;
     o Whether a retired CEO sits on the board;
     o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
     o Sit on more than six public company boards;
     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
     o The board adopts or renews a poison pill withoutshareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;
     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group
     (GICS) based on a weighted verage TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:
     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
     o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
     o The non-audit fees paid to the auditor are excessive;
     o A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
     o There is a negative correlation between chief executive pay and company performance;
     o The company fails to submit one-time transfers of stock options to a shareholder vote;
     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
     o The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification  of the Board
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposalsrequiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);
     o  Two-thirds   independent  board;
     o  All-independent  key committees;
     o  Established  governance  guidelines;
     o  The  company  does  not under-perform its peers.

Majority  Vote  Shareholder  Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receivea majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:
     o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
     o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;
     o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;
     o An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);
     o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS
Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
     o Long-term financial performance of the target company relative to its industry;
     o Management's track record;
     o Background to the proxy contest;
     o Qualifications of director nominees (both slates);
     o Strategic plan of dissident slate and quality of critique against management;
     o Likelihood that the proposed goals and objectives can be achieved (both slates);
     o Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
     o Shareholders have approved the adoption of the plan; or
     o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
     o No lower than a 20 percent trigger, flip-in or flip-over;
     o A term of no more than three years;
     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

     o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?
     o Market reaction - How has the market responded to the proposed deal?
     o Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.
     o Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?
     o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.
     o Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION
Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE
Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION
Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:
     o The total cost of the company's equity plans is unreasonable;
     o The plan expressly permits the repricing of stock options without prior shareholder approval;
     o There is a disconnect between CEO pay and the company's performance;
     o The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or
     o The plan is a vehicle for poor pay practices.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

     o Stock ownership guidelines with a minimum of three times the annual cash retainer.
     o Vesting schedule or mandatory holding/deferral period:
         - A minimum vesting of three years for stock options or restricted stock; or
         - Deferred stock payable at the end of a three-year deferral period.
     o A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
     o No retirement/benefits and perquisites for non-employee directors; and
     o A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet
Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:
     o Purchase price is at least 85 percent of fair market value;
     o Offering period is 27 months or less; and
     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:
     o Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
     o Limits on employee contribution (a fixed dollar amount or a percentage of base salary);
     o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
     o No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:
     o A trigger beyond the control of management;
     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
     o Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
     o The company is conducting animal testing programs that are unnecessary or not required by regulation;
     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
     oThe company has been the subject of recent, significant controversy related to its testing programs.
Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Drug Pricing and Re-importation
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
     o The existing level of disclosure on pricing policies;
     o Deviation from established industry pricing norms;
     o The company's existing initiatives to provide its products to needy consumers;
     o Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco
Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
     o New legislation is adopted allowing development and drilling in the ANWR region;
     o The company intends to pursue operations in the ANWR; and
     o The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
     o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
     o The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
     o The company does not maintain operations in Kyoto signatory markets;
     o The company already evaluates and substantially discloses such information; or,
     o Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions
Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES
Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
     o Past performance as a closed-end fund;

     o Market in which the fund invests;
     o Measures taken by the board to address the discount; and
     o Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
     o Performance of the fund's net asset value;
     o The fund's history of shareholder relations;
     o The performance of other funds under the advisor's management.


             ISS 2006 INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS general policies for voting non-U.S. proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

OPERATIONAL ITEMS
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:


     o there are concerns about the accounts presented or audit procedures used; or
     o the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
     o there are serious concerns about the accounts presented or the audit procedures used;
     o the auditors are being changed without explanation; or
     o nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or reelection of statutory auditors, unless:
     o there are serious concerns about the statutory reports presented or the audit procedures used;
     o questions exist concerning any of the statutory auditors being appointed; or
     o the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:
     o the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
     o the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

BOARD OF DIRECTORS
Director Elections
Vote FOR management nominees in the election of directors, unless:
     o Adequate disclosure has not been provided in a timely manner;
     o There are clear concerns over questionable finances or restatements;
     o There have been questionable transactions with conflicts of interest;

     o There are any records of abuses against minority shareholder interests;
     and
     o the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations. Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).
Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Please see the international director classification table as follows:

2006 INTERNATIONAL CLASSIFICATION OF DIRECTORS EXECUTIVE DIRECTOR
o Employee or executive of the company;
o Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)
o Any director who is attested by the board to be a non-independent NED;
o Any director specifically designated as a representative of a significant shareholder of the company;
o Any director who is also an employee or executive of a significant shareholder of the company;
o Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among morethan one member of a defined group, e.g., members of a family that beneficially owns less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/ or disclosure threshold (and in other special market-specific circumstances);
o Government representative;

o Receives (or a relative1 receives) any fees for providing consulting/ professional services to the company or its affiliates or to its officers;
o Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional /commercial relationship (unless company discloses information to apply a materiality test(2));
o Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
o Relative (1) of current employee of the company or its affiliates;
o Relative (1) of former executive of the company or its affiliates;
o A new appointee elected other than by a formal process through the General Meeting(such as a contractual appointment by a substantial shareholder);
o Founder/co-founder/member of founding family but not currently an employee;
o Former executive (5 year cooling off period);
o Years of service will NOT be determining factor unless it is recommended best practice in a market
    - 9 years (from the date of election) in the United Kingdom and Ireland,
    - 12 years in European markets.

INDEPENDENT NED
o No material3 connection, either directly or indirectly, to the company other than a board seat.

EMPLOYEE REPRESENTATIVE
o Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

Footnotes:
1 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

2 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
3 For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management
Vote FOR discharge of the board and management, unless:
     o there are serious questions about actions of the board or management for the year in question; or o legal action is being taken against the board by other shareholders.
Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

Board Structure
Vote FOR proposals to fix board size.
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

CAPITAL STRUCTURE
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific
Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
     o the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     o the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.
Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans Vote FOR share repurchase plans, unless:
     o clear evidence of past abuse of the authority is available; or
     o the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

OTHER
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions Vote FOR mergers and acquisitions, unless:
     o the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
     o the company's structure following the acquisition or merger does not reflect good corporate governance.
Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision. ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans Vote
compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.
Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.
Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the fund's website at www.usfunds.com and on the SEC's website at http://www.sec.gov.

                          INVESTMENT ADVISORY SERVICES

The fund's investment adviser is U. S. Global Investors, Inc. (Adviser), a Texas corporation, pursuant to an advisory agreement dated September 21, 1994, as amended from time to time. Frank E. Holmes, Chief Executive Officer, Chief Investment Officer, and a Director of the Adviser, as well as a Trustee, Chief Executive Officer, President, and Chief Investment Officer of the Trust, beneficially owns more than 25% of the outstanding voting stock of the Adviser and may be deemed to be a controlling person of the Adviser.

In addition to the services described in the fund's Prospectus, the Adviser will provide the Trust with office space, facilities and simple business equipment, and will provide the services of executive and clerical personnel for administering the affairs of the Trust. It will compensate all personnel, officers, and trustees of the Trust, if such persons are employees of the Adviser or its affiliates, except that the Trust will reimburse the Adviser for part of the compensation of the Adviser's employees who perform certain legal services for the Trust, including state securities law regulatory compliance work, based upon the time spent on such matters for the Trust.

Management Fees

For the services of the Adviser, the fund pays a management fee at an annual rate of _____% based on average net assets. Fees are accrued daily and paid monthly The Adviser has contractually limited total fund operating expenses to not exceed _____% for the fund on an annualized basis through __________, and until such later date as the Adviser determines. The Trust and the Adviser, in connection with the fund, have entered into a subadvisory agreement with another firm as discussed in the prospectus. Of the management fee (net of expense reimbursements and waivers, if any) collected by the Adviser, it retains _____% and pays _____% to the Subadviser. The fund will not be responsible for the Subadviser's fee.

The Trust pays all other expenses for its operations and activities. Each of the funds of the Trust pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditing expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Adviser, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing, typesetting and mailing prospectuses and periodic reports to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

The advisory agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") with respect to the fund and was approved by the fund's initial shareholder. The advisory agreement provides that it will continue initially for two years, and from year to year thereafter, with respect to the fund, as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940 (Act) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the advisory agreement or "interested persons" of any party thereto cast in person at a meeting called for the purpose of voting on such approval. The advisory agreement may be terminated on 60-day written notice by either party and will terminate automatically if it is assigned.

                                PORTFOLIO MANAGER

Compensation for Portfolio Manager. Compensation for the Portfolio Manager as of xxxxxx, consists of the following:

Base Salary. is paid a base salary that is competitive in light of the portfolio manager's experience and responsibilities.

Performance Fees/Bonus. The portfolio manager is provided benefits packages including performance fees/ bonus. The bonus is discretionary and is linked to various factors, including the profitability of the group as a whole, the performance of funds managed by the manager, the performance of stock ideas generated by the manager and a subjective assessment of the manager's contribution to the overall success of the group.

PORTFOLIO MANAGER:  KOMERRA CHAKRADHAR ("KC") REDDY

-----------------------------------  -------------  -----------------   ----------------------  ------------------------
Type of Account                      Number of      Total Assets        Number of               Total Assets of
                                     Accounts                           Performance Fee         Performance Fee
                                                                        Accounts                Accounts
-----------------------------------  ------------   -----------------   ----------------------  ------------------------

Registered investment companies
-----------------------------------  -------------  -----------------   ----------------------   ------------------------
Pooled investment vehicles
-----------------------------------  -------------  -----------------   ----------------------   ------------------------
Other accounts
-----------------------------------  -------------  -----------------   ----------------------   ------------------------


Ownership of Securities

         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------
         ----------------------------- -------------------------------------------------------------------

         ----------------------------- -------------------------------------------------------------------

Charlemagne Capital (IOM) Limited (CCIOM) provides investment advisory services to multiple investment funds including investment companies. CCIOM recognizes that in its performance of investment activities for multiple clients that there are inherent conflicts of interest.

CCIOM has identified that conflicts of interest may exist with respect to managing multiple clients where CCIOM is paid a performance fee or higher fee for its services by a client. The payment of a higher fee may create an incentive for the portfolio manager to give the client preferential treatment. CCIOM has adopted an allocation and aggregation policy designed to address this potential conflict. The policy provides that the portfolio manager must allocate investments fairly, and that customer orders must be allocated in full before any proprietary orders are filled.

                DISTRIBUTION, TRANSFER AGENCY AND OTHER SERVICES

U.S. Global Brokerage, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a subsidiary of the Adviser (U.S. Global Brokerage), is the principal underwriter and exclusive agent for distribution of the fund's shares. U.S. Global Brokerage is obligated to use all reasonable efforts, consistent with its other business, to secure purchasers for the fund's shares, which are offered on a continuous basis.

Under  the  Distribution  Agreement,   U.S.  Global  Brokerage  may  enter  into
agreements with selling brokers, financial planners, and other financial representatives for the sale of the fund's shares. Following such sales, the fund will receive the net asset value per share and U.S. Global Brokerage will retain the applicable sales charge, if any, subject to any reallowance obligations of U.S. Global Brokerage in its selling agreements and/or as set forth in the Prospectus and/or herein with respect to the fund's shares.

Pursuant to the Distribution Agreement, the annual fee for distribution and distribution support services on behalf of the Trust is $24,000, payable $2,000 per month. The fee is allocated among the portfolios of the Trust, including the fund, in equal amounts. In addition, the Trust is responsible for the payment of all fees and expenses (i) in connection with the preparation, setting in type and filing of any registration statement under the 1933 Act, and any amendments thereto, for the issuance of the fund's shares; (ii) in connection with the registration and qualification of the fund's shares for sale in states in which the Board of Trustees shall determine it advisable to qualify such shares for sale; (iii) of preparing, setting in type, printing and mailing any report or other communication to holders of the fund's shares in their capacity as such; and (iv) of preparing, setting in type, printing and mailing prospectuses, SAIs, and any supplements thereto, sent to existing holders of the fund's shares. To the extent not covered by any Distribution Plan of the Trust pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan) and/or agreements between the Trust and investment advisers providing services to the Trust, U.S. Global Brokerage is responsible for paying the cost of (i) printing and distributing Prospectuses, SAIs and reports prepared for its use in connection with the offering of the fund's shares for sale to the public; (ii) any other literature used in connection with such offering; (iii) advertising in connection with such offering; and (iv) any additional out-of-pocket expenses incurred in connection with these costs. Notwithstanding the above, and subject to and calculated in accordance with the Rules of Fair Practice of the NASD, if during the annual period the total of (i) the compensation payable to U.S. Global Brokerage and
(ii) amounts payable under the Distribution Plan exceeds 0.25% of the fund's average daily net assets, U.S. Global Brokerage will rebate that portion of its fee necessary to result in the total of (i) and (ii) above not exceeding 0.25% of the fund's average daily net assets. The payment of compensation and reimbursement of expenditures is authorized pursuant to the Distribution Plan and is contingent upon the continued effectiveness of the Distribution Plan.

The Distribution Agreement continues in effect from year to year, provided continuance is approved at least annually by either (i) the vote of a majority of the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Trust, and (ii) the vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who are not parties to the Distribution Agreement or interested persons of any party to the Distribution Agreement; however, the Distribution Agreement may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, or by vote of a majority of the outstanding voting securities of the Trust, on not more than sixty (60) days' written notice by the Trust. For these purposes, the term "vote of a majority of the outstanding voting securities" is deemed to have the meaning specified in the 1940 Act and the rules enacted thereunder.

The Transfer Agency Agreement with the Trust provides for the fund to pay United Shareholder Services, Inc. (USSI), 7900 Callaghan Road, San Antonio, Texas 78229, an annual fee of $23.00 per account (1/12 of $23.00 monthly). In connection with obtaining and/or providing administrative services to the beneficial owners of fund shares through broker-dealers, banks, trust companies and similar institutions which provide such services and maintain an omnibus account with USSI, the fund pays to USSI a monthly fee equal to one-twelfth (1/12) of 20 basis points (.0020) of the value of the shares of the fund held in accounts at the institutions (including institutions affiliated with USSI), which payment shall not exceed $1.92 multiplied by the average daily number of accounts holding fund shares at the institution. These fees, in lieu of the annual fee of $23.00 per account, are paid to such institutions by USSI for their services. In addition, the fund bears certain other transfer agent expenses such as the costs of record retention and postage, Internet services, and the telephone and line charges (including the toll-free 800 service) used by shareholders to contact USSI. USSI also acts as dividend-paying agent for the fund.

Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, an independent service provider, provides the fund with bookkeeping, accounting, and custody services and determines the daily net asset value.

The fees paid to Brown Brothers Harriman & Co. are inclusive of administration services fees.

A&B Mailers, Inc., 7900 Callaghan Road, San Antonio, Texas 78229, a corporation wholly owned by the Adviser, provides the Trust with certain mail handling services.

                                DISTRIBUTION PLAN

The fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (Distribution Plan). The Distribution Plan allows the fund to pay the Distributor a fee at the annual rate of (0.25%) of the average daily net assets of the fund for sales and promotional services.

The total amount expended pursuant to the Distribution Plan may not exceed 0.25% of the fund's net assets annually. Distribution expenses paid by the Adviser or other third parties in prior periods that exceeded 0.25% of net assets may be paid by the fund with distribution expenses accrued pursuant to the Distribution Plan in the current or future periods, so long as the 0.25% limitation is never exceeded.

The fund is not legally obligated to pay any reimbursed expenses if the Distribution Plan is terminated or not renewed U.S. Global Brokerage, Inc., the principal underwriter for distribution of the fund's shares, and its affiliated persons, including Frank Holmes, a Trustee of the Trust, have a direct or indirect financial interest in the operation of the fund's distribution plan and related Distribution Agreement.

Expenses that the fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. The Distribution Plan is reviewed annually by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Distribution Plan (Qualified Trustees). In their review of the Distribution Plan the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and considering their fiduciary duties there is a reasonable likelihood that the Distribution Plan will benefit the fund and its shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by a majority vote of the outstanding voting securities of the fund.


                             BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the fund and the placing of the fund's securities transactions and negotiation of commission rates, where applicable, are made by Charlemagne Capital (IOM) Limited (Subadviser) and are subject to review by U.S. Global Investors, Inc. (Adviser) and the board of trustees. In the purchase and sale of portfolio securities, the Subadviser seeks best execution for the fund, taking into account such factors as price (including the applicable brokerage commissions or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Subadviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

In executing portfolio transactions and selecting brokers or dealers, the Adviser and the Subadviser seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis), the reasonableness of the commission, if any, and the brokerage and research services provided. Under the Advisory and Subadvisory agreements, the Adviser and Subadviser are permitted, in certain circumstances, to pay a higher commission than might otherwise be paid in order to acquire brokerage and research services. The Adviser and Subadviser must determine in good faith, however, that such commission is reasonable in relation to the value of the brokerage and research services provided -- viewed in terms of that particular transaction or in terms of all the accounts over which investment discretion is exercised. The advisory fee of the Adviser would not be reduced because of its receipt of such brokerage and research services. To the extent that any research services of value are provided by broker dealers through or with whom the fund places portfolio transactions, the Adviser or Subadviser may be relieved of expenses, which they might otherwise bear. Research services and products may be useful to the Adviser and Subadviser in providing investment advice to other clients it advises. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

The Adviser or  Subadviser  executes most of the fund's  transactions  through a small group of broker-dealers selected for their ability to provide brokerage and research services. The Adviser or Subadviser may occasionally purchase securities that are not listed on a national securities exchange, but are instead traded in the over-the-counter market. With respect to transactions executed in the over-the-counter market, the Adviser or Subadviser will usually deal through market makers but may deal through its selected broker-dealers and pay a commission on such transactions if the Adviser or Subadviser believes that the execution and brokerage services received justify use of broker-dealers in these over-the-counter transactions.

The Subadviser may allocate trades in a particular security among its clients who have similar investment strategies. There may be times when a trade allocated to the fund will only be partially filled because of a lack of availability of shares of a security or for other reasons. In this instance, the Subadviser will pro rate the numbers of shares across the various clients. If an allocation falls below a de minimis level, the shares are allocated using a random allocation methodology generated by a software tool. This methodology takes into consideration round board lots when determining the allocations.


                     CERTAIN PURCHASES OF SHARES OF THE FUND

The following information supplements the discussion of how to buy fund shares as discussed in the fund's prospectus.

Shares of the fund are continuously offered by the Trust at their net asset value next determined after an order is accepted. NAV is determined by adding the value of the fund's investments, cash and other assets, deducting liabilities, and dividing that value by the total number of fund shares outstanding. The methods available for purchasing shares of the fund are described in the Prospectus. In addition, shares of the fund may be purchased using stock, so long as the securities delivered to the Trust meet the investment objectives and policies of the fund and are otherwise acceptable to the Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the fund. On any such "in kind" purchase, the following conditions will apply:

1. The securities offered by the investor in exchange for shares of the fund must not be in any way restricted as to resale or otherwise be illiquid;

2.   Securities of the same issuer must already exist in the fund's portfolio;

3. The securities must have a value that is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the NYSE, or Nasdaq or AMEX;

4. Any securities so acquired by the fund shall not comprise over 5% of the fund's net assets at the time of such exchange;

5. No over-the-counter securities will be accepted unless the principal over-the-counter market is in the United States; and

6.   The securities are acquired for investment and not for resale.

The Trust believes that this ability to purchase shares of the fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market.

An investor who wishes to make an "in kind" purchase should furnish a list (either in writing or by telephone) to the Trust with a full and exact description of all of the securities he or she proposes to deliver. The Trust will advise him or her as to those securities it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Trust and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Trust in the same manner as portfolio securities of the fund are valued. See the section titled Net Asset Value in the Prospectus. The number of shares of the fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor, less applicable stock transfer costs or taxes, if any.

The exchange of securities by the investor pursuant to this offer is a taxable transaction and may result in a gain or loss for Federal income tax purposes. Each investor should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such an "in kind" purchase.


                      ADDITIONAL INFORMATION ON REDEMPTIONS

The following information supplements the discussion of how to redeem fund shares as discussed in the fund's prospectus.

Suspension of Redemption Privileges. The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period
(1) when the NYSE is closed, other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission (SEC); (2) when an emergency exists, as defined by the SEC, that makes it not practicable for the Trust to dispose of securities owned by it or to determine fairly the value of its assets; or (3) as the SEC may otherwise permit.

Redemption in Kind. The Trust reserves the right to redeem shares of the fund in cash or in kind. However, the Trust has elected to be governed by Rule 18f-1 under the Investment Company Act of 1940, pursuant to which the Trust is obligated to redeem shares of the fund solely in cash up to the lesser of $250,000 or one percent of the net asset value of the fund during any 90-day period for any one shareholder. Any shareholder of the fund receiving a redemption in kind would then have to pay brokerage fees in order to convert his fund investment into cash. All redemptions in kind will be made in marketable securities of the fund.

                                   TAX STATUS

Taxation of the Fund - In General. The fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). Accordingly, if it so qualifies, the fund will not be liable for Federal income taxes on its taxable net investment income and capital gain net income distributed to shareholders.

To qualify as a regulated investment company, the fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (90% test); (b) satisfy certain diversification requirements at the close of each quarter of the fund's taxable year; and (c) distribute at least 90% of its net investment income and net short-term taxable gains for the fiscal period.

The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income for the calendar year; (2) at least 98% of its capital gain net income for the twelve-month period ending on October 31 of the calendar year; and (3) any portion (not taxable to the fund) of the respective balance from the preceding calendar year. The fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

Taxation of the Fund's Investments. Securities sold during a period may generate gains or losses based on the cost at which they were purchased. Net realized capital losses, for federal income tax purposes, may be carried forward to offset current or future capital gains until expiration.

The fund's ability to make certain investments may be limited by provisions of the Code that require inclusion of certain unrealized gains or losses in the fund's income for purposes of the 90% test and the distribution requirements of the Code, and by provisions of the Code that characterize certain income or loss as ordinary income or loss rather than capital gain or loss. Such recognition, characterization, and timing rules generally apply to investments in certain forward currency contracts, foreign currencies and debt securities denominated in foreign currencies.

If a fund owns shares in a foreign corporation that is a "passive foreign investment company" for U.S. Federal income tax purposes and that fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, that fund may be subject to U.S. Federal income tax on part of any "excess distribution it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if the fund distributes such income as a taxable dividend to its U.S. shareholders. The fund may also be subject to additional tax similar to an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the fund because of its ownership of shares in a "passive foreign investment company" will not lead to any deduction or credit to the fund or any shareholder. If the fund owns shares in a "passive foreign investment company" and the fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the fund may be required to include part of the ordinary income and net capital gains in its income each year, even if this income is not distributed to the fund. Any such income would be subject to the distribution requirements described above even if the fund did not receive any income to distribute.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and paid to shareholders of record in such a month, will be deemed to have been received on December 31 if the fund pays the dividends during the following January.

Distributions by the fund will result in a reduction in the fair market value of the fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the fund just before a distribution. The price of such shares purchased then includes the amount of any forthcoming distribution. Investors purchasing the fund's shares immediately before a distribution may receive a return of investment upon distribution that will nevertheless be taxable to them.

A shareholder of the fund should be aware that a redemption of shares (including any exchange into other funds offered, affiliated or administered by U. S. Global Investors, Inc.) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the fund receives a distribution taxable as long-term capital gain with respect to shares of the fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized.

Currency Fluctuations - "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time the fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities, are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the fund's net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the fund's net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his fund shares. To the extent that such distributions exceed such shareholder's basis, they will be treated as a gain from the sale of shares. As discussed below, certain gains or losses with respect to forward foreign currency contracts, over-the-counter options or foreign currencies and certain options graded on foreign exchanges will also be treated as section 988 gains or losses.

Forward currency contracts and certain options entered into by the fund may create "straddles" for U.S. Federal income tax purposes and this may affect the character of gains or losses realized by the fund on forward currency contracts or on the underlying securities and cause losses to be deferred. The fund may also be required to "mark-to-market" certain positions in its portfolio (i.e., treat them as if they were sold at year end). This could cause the fund to recognize income without having the cash to meet the distribution requirements.

Foreign Taxes. Income received by the fund from sources within any countries outside the United States in which the issuers of securities purchased by the fund are located may be subject to withholding and other taxes imposed by such countries.

If the fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the fund expects to meet the requirements of the Code for "passing-through" to its shareholders such foreign taxes paid, but there can be no assurance that the fund will be able to do so. Under the Code, if more than 50% of the value of the fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the fund will be eligible for, and intends to file, an election with the Internal Revenue Service to "pass-through" to the fund's shareholders the amount of such foreign income and withholding taxes paid by the fund. Pursuant to this election a shareholder will be required to: (1) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the fund; (2) treat his pro rata share of such foreign taxes as having been paid by him; and (3) either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the fund's taxable year whether the foreign taxes paid by the fund will "pass-through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country; and
(b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a shareholder may claim a credit in any year will be subject to an overall limitation that is applied separately to "passive income," which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because applicability of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of the Prospectus and Statement of Additional Information. Shareholders should consult their tax advisors about the status of distributions from the fund in their own states and localities.


                  CUSTODIAN, FUND ACCOUNTANT AND ADMINISTRATOR

Brown Brothers Harriman & Co. serves as custodian, fund accountant, and administrator for all funds of the Trust. With respect to the funds owning foreign securities, Brown Brothers Harriman & Co. may hold securities outside the United States pursuant to subcustody arrangements separately approved by the Trust.


                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as independent registered public accountants for the Trust. The independent registered public accountants audit and report on the fund's annual financial statements, review certain regulatory reports and the fund's federal income tax returns, and perform other professional, auditing, tax, and advisory services when engaged to do so by the Trustees and Audit Committee of the Trust.


                                  FUND COUNSEL

General Counsel to the Adviser also serves as General Counsel to the Trust. The Adviser is reimbursed for in-house legal and internal administration services pertaining to the Trust.


                         COUNSEL TO INDEPENDENT TRUSTEES

Vedder, Price, Kaufman & Kammholz, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel to the independent Trustees of the Trust.

                              FINANCIAL STATEMENTS

The fund commenced operations on November 1, 2006, therefore it does not have financial statements.

                           PART C: OTHER INFORMATION


ITEM 23. EXHIBITS


The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted.

(a) 1. Second Amended and Restated Master Trust Agreement, dated August 16, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     2. Amendment No. 1 to the Second Amended and Restated Master Trust Agreement, dated May 16, 2002incorporated by reference to Post-Effective Amendment No.23 to Registration Statement on Form N-1A dated March 1, 2004 (EDGAR Accession No. 0000902042-04-000005).

     3.   Amendment  No. 2 to the  Second  Amended  and  Restated  Master  Trust
          Agreement, dated January 12, 2005 incorporated by reference to Post-Effective Amendment No.26 to Registration Statement on Form N-1A dated January 20, 2005 (EDGAR Accession No. 0000902042-05-000004).

(b) By-laws incorporated by reference to initial registration dated April 15, 1993 (EDGAR Accession No. 0000902042-98-000006).

(c)  Instruments Defining Rights of Security Holders. Not applicable.

(d) 1. Advisory Agreement between Registrant and U.S. Global Investors, Inc., dated September 21, 1994, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated May 28, 1996 (EDGAR Accession No. 0000902042-96-000046).

     2. Amendment dated November 15, 1996, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add MegaTrends Fund, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

     3. Amendment dated February 28, 1997, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Regent Eastern European Fund, incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement on Form N-1A dated December 24, 1996 (EDGAR Accession No. 0000902042-96-000083).

     4. Amendment dated January 28, 2005, to Advisory Agreement between Registrant and U.S. Global Investors, Inc. to add Global Emerging Markets Fund, incorporated by reference to Post-Effective Amendment No.27 to Registration Statement on Form N-1A dated February 1, 2005 (EDGAR Accession No. 0000902042-05-000006).

     5. Sub-Advisory Agreement among Registrant, U.S. Global Investors, Inc., and Money Growth Institute, Inc. (now known as Leeb Capital Management, Inc.) dated November 15, 1996, incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-1A dated June 21, 1996 (EDGAR Accession No. 0000902042-96-000046).

     6. Sub-Advisory Agreement dated February 18, 2002, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital Limited incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated October 16, 2002 (EDGAR Accession No. 00000000754811-02-000019).

     7. Sub-Advisory Agreement dated September 4, 2003, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital (IOM) Limited, incorporated by reference to Post-Effective Amendment No.23 to Registration Statement on Form N-1A dated March 1, 2004 (EDGAR Accession No. 0000902042-04-000005).

     8. Sub-Advisory Agreement dated January 28, 2005, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital (IOM) Limited, incorporated by reference to Post-Effective Amendment No.27 to Registration Statement on Form N-1A dated February 1, 2005 (EDGAR Accession No. 0000902042-05-000006).

     9. Interim Sub-Advisory Agreement dated April 4, 2006, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital (IOM) Limited filed herein.

     10. Sub-Advisory Agreement dated__________, among Registrant, U.S. Global Investors, Inc., and Charlemagne Capital (IOM) Limited to be submitted with the 485(b) filing.

(e) 1. Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc. incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form N-1A dated March 1, 1999 (EDGAR Accession No. 0000902042-99-000003).

     2. Specimen Selling Group Agreement between principal underwriter and dealers incorporated by reference to Post-Effective Amendment No. 15 dated March 1, 1999, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-99-000003).

     3. Amendment dated September 30, 2004, to the Distribution Agreement dated September 3, 1998, between Registrant and U.S. Global Brokerage, Inc., incorporated by reference to Post-Effective Amendment No.26 to Registration Statement on Form N-1A dated January 20, 2005 (EDGAR Accession No. 0000902042-05-000004).

     4. Specimen Dealer Agreement (Type 1) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     5. Specimen Bank/Trust Agreement (Type 1) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).


     6. Specimen Dealer Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A dated February 28, 2003 (EDGAR Accession No. 0000902042-03-000002).


     7. Specimen Bank/Trust Agreement (Type 2) between principal underwriter and brokers, incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A dated February 28, 2003 (EDGAR Accession No. 0000902042-03-000002).


(f)  Bonus or Profit Sharing Contracts. Not applicable.

(g) 1. Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to Post-Effective Amendment No. 13 to Registration Statement on Form N-1A dated January 29, 1998 (EDGAR Accession No. 0000902042-98-000006).

     2. Amendment dated May 14, 1999, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-1A dated February 29, 2000 (EDGAR Accession No. 0000902042-00-000004).

     3. Amendment dated June 30, 2001, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

     4. Appendix A to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. incorporated by reference to U.S. Global Investors, Inc. Annual Report on Form 10-K dated September 28, 2001 (EDGAR Accession No. 0000754811-01-500016).

     5.   Amendment  dated  February  16, 2001,  to Appendix B of the  Custodian
          Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement on Form N-1A dated February 28, 2001 (EDGAR Accession No. 0000902042-01-500005).

     6. Amendment dated September 30, 2004, to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co. , incorporated by reference to Post-Effective Amendment No.26 to Registration Statement on Form N-1A dated January 20, 2005 (EDGAR Accession No. 0000902042-05-000004).

     7. Amendment dated _____ to Custodian Agreement dated November 1, 1997, between Registrant and Brown Brothers Harriman & Co., to be provided with the 485(b) filing.


(h) 1. Transfer Agent Agreement between Registrant and United Shareholder Services, Inc. dated December 15, 2000, incorporated by reference to Post-Effective Amendment No18 to Registration Statement on Form N1- A dated February 28, 2001 (EDGAR Accession No. 0000902042-01-500005).

     2. Amendment dated September 30, 2004, to Transfer Agent Agreement between Registrant and United Shareholder Services, Inc. dated December 15, 2000, incorporated by reference to Post-Effective Amendment No.26 to Registration Statement on Form N-1A dated January 20, 2005 (EDGAR Accession No. 0000902042-05-000004).

     3. Transfer Agency Agreement between Registrant and United Shareholder Services, Inc., dated ________, 2006 to be provided with the 485(b) filing.

(i) Opinion and consent of Susan B. McGee, Esq., counsel to the Registrant, will be submitted with the 485(b) filing.


(j)  Other opinions. Not applicable.

(k)  Omitted Financial Statements. Not applicable.

(l)  Initial Capital Agreements. Not applicable.

(m) 1. Bonnel Growth Fund Distribution Plan pursuant to Rule 12b-1 adopted September 21, 1994, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     2. MegaTrends Fund Distribution Plan pursuant to Rule 12b-1 adopted May 22, 1996, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     3. Regent Eastern European Fund Distribution Plan pursuant to Rule 12b-1 adopted February 28, 1997, and revised August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000 (EDGAR Accession No. 0000902042-00-500002).

     4. Global Emerging Markets Fund Distribution Plan pursuant to Rule 12b-1 adopted September 30, 2004,incorporated by reference to Post-Effective Amendment No.26 to Registration Statement on Form N-1A dated January 20, 2005 (EDGAR Accession No. 0000902042-05-000004).

     5.   India  Fund   Distribution   Plan   pursuant  to  Rule  12b-a  adopted
          __________, to be provided with the 485(b) filing.

(n)  Rule 18f-3 Plan. Not applicable.

(o)  Reserved.

(p) 1. Registrant's Code of Ethics, adopted May 22, 1996, amended August 25, 2000, incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement on Form N-1A dated December 29, 2000, (EDGAR Accession No. 0000902042-00-500002).

     2. Registrant's Code of Ethics, adopted May 22, 1996, amended January 28, 2005, incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement on Form N-1A dated February 28, 2005, (EDGAR Accession No. 0000902042-05-000013).

(q) Power of Attorney dated December 18, 1998, incorporated by reference to Post-Effective Amendment No. 14 to Registration Statement on Form N-1A dated December 30, 1998 (EDGAR Accession No. 0000902042-98-000044).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


Not applicable.


ITEM 25. INDEMNIFICATION


Under Article VI of the Registrant's Second Amended and Restated Master Trust Agreement, the Trust shall indemnify (from the assets of the Sub-Trust or class thereof or Sub-Trusts or classes thereof in question) each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as ("Disabling Conduct"). A determination that the Covered Person is entitled to indemnification, despite allegations of Disabling Conduct, may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking,
(ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe the Covered Party ultimately will be found to be entitled to indemnification.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


Information pertaining to business and other connections of Registrant's investment adviser is incorporated by reference to the Prospectus and Statement of Additional Information contained in Parts A and B of this Registration Statement at the sections entitled "Fund Management" in the Prospectus and "Investment Advisory Services" in the Statement of Additional Information.


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) U.S. Global Brokerage, Inc., a wholly owned subsidiary of U.S. Global Investors, Inc., is registered as a limited-purpose broker/dealer for the purpose of distributing U.S. Global Investors Funds and U.S. Global Accolade Funds shares, effective September 3, 1998.

     (b) The following table lists, for each director and officer of U.S. Global Brokerage, Inc., the information indicated.

         Name and Principal                    Positions and Offices             Positions and Offices
         Business Address                      with Underwriter                  with Registrant
         Shannon F. Neill                      Director
         7900 Callaghan Road                   President
         San Antonio, TX 78229


         Catherine A. Rademacher               Chief Financial Officer           Treasurer
         7900 Callaghan Road
         San Antonio, TX 78229

         Laura K. Bogert                       Secretary                         Assistant Secretary
         7900 Callaghan Road
         San Antonio, TX 78229


     (c)  Not applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


All accounts and records maintained by the Registrant are kept at the Registrant's office located at 7900 Callaghan Road, San Antonio, Texas. All accounts and records maintained by Brown Brothers Harriman & Co. as custodian, fund accountant, and administrator for U.S. Global Accolade Funds are maintained at 40 Water Street, Boston, Massachusetts 02109.


ITEM 29. MANAGEMENT SERVICES


Not applicable.


ITEM 30. UNDERTAKINGS


Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the city of San Antonio, State of Texas, on the 23rd day of August 2006.


                                          U.S. GLOBAL ACCOLADE FUNDS




                                          By:/s/Frank E. Holmes
                                             --------------------------------
                                             Frank E. Holmes
                                             President, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                                       Title                                      Date

* /s/ J. Michael Belz
---------------------
J. Michael Belz                                 Trustee                                   August 23, 2006

* /s/ Richard E. Hughs
---------------------
Richard E. Hughs                                Trustee                                   August 23, 2006

/s/Frank E. Holmes
---------------------
Frank E. Holmes                                 Trustee, President,                       August 23, 2006
                                                Chief Executive Officer
                                                Chief Investment Officer
* /s/ Clark R. Mandigo
---------------------
Clark R. Mandigo                                Trustee                                   August 23, 2006


/s/Susan B. McGee
---------------------
Susan B. McGee                                  Executive Vice President                  August 23, 2006
                                                Secretary, General Counsel



*BY:  /s/Susan B. McGee
     -------------------------------
     Susan B. McGee
     Attorney-in-Fact under
     Power of Attorney Dated December 18, 1998
